Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 2

2. AMENDMENT/MODIFICATION NO. 031	3. EFFECTIVE DATE 12/01/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	NET DECREASE: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒		Monthly Fuel Adjustment
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of December 1, 2014 to January 4, 2015 (Operating Period 15) as follows:

From:

[*] per cubic foot

To:

[*] per cubic foot

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 02/13/2015	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 02/19/15

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 2

CONTRACT/ORDER NO. ACN-13-FX/031	AWARD/ EFFECTIVE DATE 12/01/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
00001

This is a decrease of [*].

[*]

This modification also incorporates the language from Modification 30 into the contract document as shown in the attached. A summary of these changes are as follows:

Page 9: “Aviation Supplier Planned Accommodation – Day Network”

Page 22: “Reduction of Payment”

Page 28: “Payment Processing – Day Network – Per Cube”

Page 34: “Clause B-1: Definitions (March 2006) (Tailored)”

An additional language change from Modification 30 is the removal of the following sentence from Line 1262 of the contract language:

“The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable contract density.”

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 12/01/2014

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 12/01/2014 to 09/30/2020

Change Item 00001 to read as follows:

Day Network

Account Number: 53503

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

United States Postal Service

AIR CARGO NETWORK

Contract ACN-13-FX

Awarded By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P 650

Washington, DC 20260-0650

April 23, 2013

Modification 1 Issued May 28, 2013

Modification 2 Issued June 24, 2013

Modification 3 Issued September 24, 2013

Modification 7 Issued October 22, 2013

Modification 11 Issued January 6, 2014

Modification 12 February 3, 2014

Modification 13 March 3, 2014

Modification 14 March 31, 2014

Modification 15 April 28, 2014

Modification 16 May 27, 2014

Modification 17, May 11, 2014

Modification 18, June 18, 2014

Modification 19, June 27, 2014

Modification 21, June 27, 2014

Modification 22, June 30, 2014

Air Cargo Network

Contract ACN-13-FX

Modification 23, July 28, 2014

Modification 24, September 1, 2014

Modification 25, September 29, 2014

Modification 26, September 29, 2014

Modification 28, October 27, 2014

Modification 30, January 5, 2015

Modification 31, January 13, 2015

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work	6
Purpose and Scope	6
Scale	6
Services Provided	6
Service Points	7
Management Plan	7
Frequency	8
Mail Assignment and Transport - Day Network	8
Mail Assignment and Transport - Night Network	8
Local Agreements	8
Postal Service Performs Terminal Handling Service (THS) Operation - Day Network	8
Aviation Supplier Planned Accommodation - Day Network	9
Aviation Supplier Planned Accommodation - Night Network	10
Delivery - Day Network	10
Delivery - Night Network	10
Saturday Delivery - Day Network	10
Specific Delivery Instructions	10
Boarding Priority - Day Network	10
Boarding Priority - Night Network	11
Repossession of Mail by the Postal Service	11
Treatment of Exceptional Types of Mail	11
Perishable Mail and Live Mail	13
Registered Mail	13
Offshore Capacity Requirement - Day Network	13
Volume Commitment - General Information	14
Volume Commitment - Contract Volume Minimum - Day Network	14
Operating Period Volume Minimum - Day Network	14
Operating Period Volume Minimum - Night Network	14
Volume Commitment - Holiday - Day Network	15
Volume Commitment - Holiday - Night Network	15
Operating Periods	16
Ordering Process - Non-Peak - Day Network	16
Ordering Process - Non-Peak - Night Network	16
Ordering Process - Peak - Day Network	17
Ordering Process - Peak - Night Network	17
Electronic Data Interchange (EDI)	18
Operational Condition Reports	18
Dimensional Weight Reports	19
Scanning and Data Transmission	19
Performance Requirements and Measurement	20
Reduction of Payment	21
Performance Management	22
Sustainability	22
Security	23
Postal Service Employees Allowed Access	23
Personnel Screening	23
Payment Procedures	27
Rates and Payment General	27
Payment Processing - Day Network - Per Cube	28
Payment Processing - Night Network - Per Pound	31
Reconciliation Process	31

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses		33
Clause B-1:	Definitions (March 2006) (Tailored)	33
Clause B-3:	Contract Type (March 2006) (Tailored)	36
Clause B-9:	Claims and Disputes (March 2006) (Tailored)	36
Clause B-10:	Pricing of Adjustments (March 2006) (Tailored)	37
Clause B-15:	Notice of Delay (March 2006) (Tailored)	37
Clause B-22:	Interest (March 2006) (Tailored)	38
Clause B-25:	Advertising of Contract Awards (March 2006)	38
Clause B-30:	Permits and Responsibilities (March 2006) (Tailored)	38
Clause B-39:	Indemnification (March 2006) (Tailored)	38
Clause B-45:	Other Contracts (March 2006) (Tailored)	38
Clause B-65:	Adjustments to Compensation (March 2006) (Tailored)	38
Clause B-69:	Events of Default (March 2006) (Tailored)	40
Clause B-75:	Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)	40
Clause B-77:	Protection of the Mail (Non-Highway) (March 2006) (Tailored)	41
Clause B-80:	Laws and Regulations Applicable (March 2006) (Tailored)	42
Clause B-81:	Information or Access by Third Parties (March 2006) (Tailored)	42
Clause B-82:	Access by Officials (March 2006) (Tailored)	42
Clause 1-1:	Privacy Protection (July 2007)	43
Clause 1-5:	Gratuities or Gifts (March 2006)	44
Clause 1-6:	Contingent Fees (March 2006)	44
Clause 1-11:	Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)	45
Clause 1-12:	Use of Former Postal Service Employees (March 2006) (Tailored)	45
Clause 2-11:	Postal Service Property - Fixed-Price (March 2006) (Tailored)	45
Clause 2-22:	Value Engineering Incentive (March 2006)	47
Clause 3-1:	Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	50
Clause 3-2:	Participation of Small, Minority, and Woman-owned Businesses (March 2006)	51
Clause 4-1:	General Terms and Conditions (July 2007) (Tailored)	51
Clause 4-2:	Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)	55
Clause 4-7:	Records Ownership (March 2006)	56
Clause 6-1:	Contracting Officer’s Representative (March 2006)	56
Clause 9-1:	Convict Labor (March 2006)	56
Clause 9-2:	Contract Work Hours and Safety Standards Act - Overtime Compensation (March 2006)	57
Clause 9-7:	Equal Opportunity (March 2006) (Tailored)	57
Clause 9-9:	Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)	58
Clause 9-10:	Service Contract Act (March 2006)	58
Clause 9-12:	Fair Labor Standards Act and Service Contract Act - Price Adjustment (February 2010)	65
Clause 9-13:	Affirmative Action for Workers with Disabilities (March 2006) (Tailored)	66
Clause 9-14:	Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)	67
Contract Term		69
Renewal Process		69
Amendments or Modifications		69
Assignment		69
Bankruptcy		70

Air Cargo Network

Contract ACN-13-FX

Confidentiality		70
Entire Agreement		70
Force Majeure		71
Frequency Adjustment		71
Notices		72
Severability		72
Third Party Governmental Delays		73
Waiver of Breach		73

Part 4 - List of Attachments and Forms		74
Attachment 1	Postal Service Operating Periods, dated June 27, 2014	73
Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013	75
Attachment 3	Operating Plan, Day Network, dated June 27, 2014	76
Attachment 4	Operating Plan, Night Network, dated June 27, 2014	83
Attachment 5	Reserved
Attachment 6	Postal Furnished Property, April 16, 2013	91
Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012	92
Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012	93
Attachment 9	Wage Determination, dated October 31, 2012	97
Attachment 10	Pricing, dated January 13, 2015	99
Attachment 11	Perishable Mail and Lives, June 27, 2014	102
Attachment 12	Reserved
Attachment 13	Service Contract Act Wage Determinations, dated June 24, 2014	104
Attachment 14	Contract Density, dated June 27, 2014	124
Attachment 15	Average Weight Process, dated June 27, 2014	126
Attachment 16	Re-labeling Process, dated June 27, 2014	127
Attachment 17	Handling Unit Types, dated June 27, 2014	129

Forms
DOT Form F 5800.1	Hazardous Materials Incident Report
I-9 Form	Employment Eligibility Verification
PS Form 2025	Contract Personnel Questionnaire
PS Form 8203	Order / Solicitation / Offer / Award
US Treasury Form 941	Quarterly Federal Tax Return

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1	Part 1: Statement of Work
2
3
4	Purpose and Scope
5	The United States Postal Service is seeking to purchase air transportation and ancillary services for
6	mail to and from destinations within the contiguous forty-eight (48) states as well as non-contiguous
7	areas to include Alaska, Hawaii, and Puerto Rico. This statement of work (SOW) provides for the
8	transportation of mail on any flight in the aviation supplier’s air transportation network. It also provides
9	for services associated with the transportation of mail by the aviation supplier. The air carrier’s
10	network or transportation system may include its own flights, flights of its approved subcontractors,
11	flights that may be dedicated to Postal operations, and Road Feeder Service.
12
13
14	Scale
15	The volume of mail (expressed in pounds and cubic feet) transported as contracted under this air
16	cargo network contract may increase or decrease significantly over the term of the contract consistent
17	with the needs of the Postal Service.
18
19
20	Services Provided
21	The aviation supplier shall provide sufficient resources to efficiently and effectively take possession,
22	sort (if necessary), transport, scan, load, and deliver all mail to the designated destination Service
23	Points specified by the Postal Service in Attachment 2: Air Stops & Projected Volumes, Attachment 3:
24	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
25
26	The aviation supplier will present scan data for these events electronically to the Postal Service. See
27	Attachment 7: Electronic Data Interchange Service Requirements.
28
29	[*]
30
31
32
33
34
35	The aviation supplier will be expected to (this list is not all inclusive):
36	a. Coordinate and oversee its own operations; supervise and protect its own employees.
37	b. Ensure that the necessary facility support and administrative functions are performed.
38	c. Monitor performance.
39	d. Provide feedback to the Postal Service.
40	e. Ensure the integrity of data entry.
41	f. Coordinate the exchange of information.
42	g. Provide notification of changes or anticipated changes in services provided (including
43	subcontractors) to the Postal Service.
44	h. Scan material Handling Units.
45	i. Assist in unloading or loading Unit Load Devices (ULDs) to or from surface transportation.
46	j. Provide the correct type and quantity of equipment necessary to support the service
47	requirements of this contract.
48	k. Process mail for dispatch from the aviation supplier’s facility to the Postal Service facility.
49	l. Close-out, receive, and dispatch all surface vehicles.
50	m. Handle overflow volumes per Postal Service general directions.
51	n. Cooperate with all aviation suppliers in the transportation service chain.
52	o. Enter data timely and accurately.
53	p. Prepare required reports.
54	q. Perform verification of security seals on surface transportation.
55	r. Ensure the security of all mail.
56

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

57
58	Service Points
59	Service Points are the locations where tender and / or delivery takes place. The locations and tender
60	and delivery specifications are listed in Attachment 3: Operating Plan, Day Network, and Attachment
61	4: Operating Plan, Night Network.
62
63	The Day Network will service approximately eighty (80) origin and destination Service Points.
64
65	The Night Network will service approximately one hundred forty-five (145) origin and destination
66	Service Points
67
68
69	Management Plan
70	The aviation supplier shall develop and maintain a current Management Plan for dealing with normal
71	daily operations as well as unscheduled and unexpected events affecting the expeditious operation of
72	the facility, including aviation and surface service failure and delays. The Management Plan must also
73	address the key personnel involved on a day to day basis.
74
75	Updates to this plan shall be submitted to the Contracting Officer within ten (10) days of any changes
76	to the plan. The aviation supplier shall review and verify, at least annually, that its management plan
77	is current.
78
79	The aviation supplier must train its employees to a level of familiarity that ensures a contingency plan
80	can be exercised without delay. The following items must be addressed by the Management Plan; the
81	list is not all inclusive.
82
83	a. Late arriving aircraft and trucks
84	• Ability to conduct two operations – Originating and Destinating
85
86	b. Early arriving aircraft and trucks
87	c. Mail arriving out of normal sequence
88	d. Trucks not on-site for dispatch
89	e. Inclement weather during operations
90	• Snow issues
91	• Ice storms
92	• Airport closures
93
94	f. Protection of the mail during inclement weather
95	g. Labor actions
96	h. Inadequate staffing
97	i. An inability to complete all loading in time to meet tender
98	j. Overflow mail
99	k. Damaged and / or non air worthy containers
100	l. Damaged surface containers
101	m. Damaged or non-labeled mail
102	n. Plan and schedule changes
103	o. Loose load mail
104	p. Hazardous Material (HAZMAT)-acceptable and non-acceptable pieces
105	q. Handling and staging of live animals
106	r. Running out of supplies such as placards, bypass tape, etc.
107	s. Power losses – Describe in detail all steps to be taken in the event of power loss to
108	include specific actions for back up power at the Terminal Handling Service (THS) location
109	such as generators and other systems.
110	t. Natural disasters
111	u. Equipment breakdowns
112	v. Airport closings
113	w. Air Traffic Control (ATC) impact mitigation plan

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

114
115
116	Frequency
117	The initial frequency of service for the Day Network (Priority Mail / First Class network) is based on six
118	(6) days of Postal Service delivery and shall be Tuesday through Sunday (X1).[1] This will provide for
119	approximately 307 (308 in a leap year) operating days annually. This excludes the widely observed
120	holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
121	Commitment – Holiday – Night Network.
122
123	The initial frequency of service for the Night Network (Express Mail network) is based on five (5) days
124	of Postal Service delivery and shall be Monday through Friday (X67).[2] This will provide for
125	approximately 254 (255 in a leap year) operating days annually. This excludes the widely observed
126	holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
127	Commitment – Holiday – Night Network.
128
129
130	Mail Assignment and Transport - Day Network
131	The aviation supplier shall provide flight schedules at least thirty (30) days in advance of the Operating
132	Period. The Postal Service will create dispatch routing instructions based on the aviation supplier’s
133	flight schedule and subsequently shown on the Postal Service Dispatch and Routing (D&R) Tag.
134
135	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to
136	the outbound flights to the aviation supplier one (1) hour before the scheduled ‘All Mail Due Aviation
137	Supplier’ column as listed in Attachment 3: Operating Plan, Day Network. The Postal Service agrees
138	to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation Supplier’ column listed
139	in Attachment 3: Operating Plan, Day Network.
140
141
142	Mail Assignment and Transport - Night Network
143	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to
144	the outbound flights to the aviation supplier thirty (30) minutes before the scheduled ‘All Mail Due
145	Aviation Supplier’ column as listed in Attachment 4: Operating Plan, Night Network. The Postal
146	Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation
147	Supplier’ column listed in Attachment 4: Operating Plan, Night Network.
148
149
150	Local Agreements
151	No Local Agreement (any informal agreement or working arrangement made between representatives
152	of the aviation supplier, the Postal Service, or their agents who lack authority to bind either company)
153	shall be binding, obligate the Postal Service or the aviation supplier, or otherwise give rise to any claim
154	under this contract.
155
156
157	Postal Service Performs Terminal Handling Service (THS) Operation - Day
158	Network
159	Mail will be tendered to the aviation supplier in accordance with the Operating Plan provided by the
160	aviation supplier. The aviation supplier’s Operating Plan will be provided thirty (30) days before the
161	start up of the Operating Period. The aviation supplier’s Operating Plan will specify the following
162	information:
163
164	Specific Type of Airline ULD per origin / destination
165	Destination of Airline ULD – Direct (bypass)

[1]    X1 refers to the day of the week that service will not be performed. The days of the week are numbered consecutively from 1 through 7 beginning with Monday (1). “X1” means that service will operate each day of the week except Monday.

[2]    X67 refers to the days of the week that service will not be performed. “X67” means that service will operate each day of the week except Saturday and Sunday.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

166	Destination of Airline ULD – Mixed (to be sorted at hub)
167
168	The Operating Plan will be mutually agreed upon prior to implementation.
169
170	The aviation supplier will transport, scan, and deliver the ULDs to the specific Service Points listed in
171	Attachment 3: Operating Plan, Day Network. The Postal Service or its representative will build the
172	ULDs in conformance with the aviation supplier’s Operating Plan.
173
174	The aviation supplier will perform the following activities including, but not limited to:
175
176	a. Sorting and scanning mail at an aviation supplier hub, as necessary, which also may include
177	re-wrap and reapplication of Distribution & Routing (D&R) Tags to mail requiring such
178	treatment, and dispatch on service responsive transportation
179
180	b. In the unlikely event that mail tendered to the aviation supplier is in excess (overflow) of what
181	may be transported, the aviation supplier shall:
182	i. Secure the mail.
183	ii. Scan all Handling Units and record the number of pieces, weight, and destination of
184	all overflow Handling Units.
185	iii. Immediately notify the local Postal official after becoming aware of an overflow
186	situation. The Postal official will direct the aviation supplier to either hold the mail for
187	the next outbound flight or return it to the designated Postal facility.
188	iv. Prepare all overflow mail for delivery to the local designated Postal facility within
189	twenty (20) minutes of receipt of Postal direction.
190	v. Provide a written report of the overflow to the local Postal official with a copy to the
191	COR.
192
193	When transporting mail in carts, containers, or other vehicles, the mail must be securely enclosed to
194	protect it from loss, depredation, and damage. The aviation supplier will stage mail in a secure area
195	while in its possession. The aviation supplier is not allowed to transport mail in the cabs of its vehicles
196	except for mail containing live animals.
197
198
199	Aviation Supplier Planned Accommodation - Day Network
200	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from
201	each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set
202	forth in this contract.
203
204	FedEx will accept mail from Origin air stops as identified in Attachment 3 Operating Plan - Day
205	Network in excess of 105% of Planned Capacity on a space available basis.
206
207	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
208	column as shown in Attachment 3: Operating Plan, Day Network, the aviation supplier has the right to
209	refuse that volume.
210
211	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 3:
212	Operating Plan, Day Network, shall be subject to the same service commitments as mail tendered at
213	or before the ‘All Mail Due Aviation Supplier’ column.
214
215

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

216
217	Aviation Supplier Planned Accommodation - Night Network
218	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from
219	each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set
220	forth in this contract.
221
222	If the Postal Service tenders mail in excess of 120% of the Planned Capacity for that Service Point,
223	the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same
224	service requirements apply.
225
226	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
227	column as shown in Attachment 4: Operating Plan, Night Network, the aviation supplier has the right to
228	refuse that volume.
229
230	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 4:
231	Operating Plan, Night Network, shall be subject to the same service commitments as mail tendered at
232	or before the ‘All Mail Due Aviation Supplier’ column.
233
234
235	Delivery - Day Network
236	The aviation supplier will deliver mail to a destination Service Point by the scheduled ‘Latest Delivery
237	Time to Postal Service’ column in Attachment 3: Operating Plan, Day Network.
238
239
240	Delivery - Night Network
241	The aviation supplier will deliver mail to a Service Point by the scheduled ‘Latest Delivery Time to
242	Postal Service’ column in Attachment 4: Operating Plan, Night Network, on or before the scheduled
243	delivery day (D+1) on Attachment 4: Operating Plan, Night Network. “D+1” is defined as the day
244	following acceptance by the aviation supplier.
245
246	At destination, the aviation supplier is required to unload the mail from the ULDs received, scan, and
247	deliver the mail to the Postal Service.
248
249
250	Saturday Delivery - Day Network
251	See Attachment 3: Operating Plan, Day Network, for details on Saturday delivery.
252
253
254	Specific Delivery Instructions
255	The aviation supplier shall:
256	a. Assist in loading and dispatching all outbound surface vehicles, as required
257
258	b. Must develop a cooperative line of communication with the Postal Service to ensure the timely
259	delivery and dispatch of mail. All efforts shall be made to provide an efficient and effective
260	delivery to the Postal Service.
261
262
263	Boarding Priority - Day Network
264	The aviation supplier must board accepted mail using the following mail boarding preference order:
265	a. Registered (Con-Con) Mail
266
267	b. Lives
268
269	c. Perishables
270
271	d. HAZMAT, regardless of mail class

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

272
273	e. Domestic Priority and Express Mail
274
275	f. First-Class Mail
276
277	g. All Other Mail
278
279	The Manager, Air Transportation Operations, or a Postal Service designee, will determine if the Postal
280	Service should repossess any mail without exercising rights as described in the section titled
281	Repossession of Mail by the Postal Service.
282
283
284	Boarding Priority - Night Network
285	The aviation supplier must board accepted mail using the following mail boarding preference order:
286	a. Express Mail
287	b. All other classes of mail
288
289
290	Repossession of Mail by the Postal Service
291	The Postal Service may, at any time, require the aviation supplier to return to the local Postal Service
292	representative or agent at a Service Point, any or all of the mail in its possession at that location or the
293	Postal Service may take possession of such mail from the aviation supplier.
294
295
296	Treatment of Exceptional Types of Mail
297	1. Tagging of Hazardous Material
298	The aviation supplier may carry mailable HAZMAT, subject to applicable law, rules and
299	regulations, including, without limitation:
300
301	a. ORM-D Air
302	“ORM-D” stands for “Other Regulated Material-Class D.” ORM-D is a term developed by
303	the Department of Transportation (DOT) that signifies the hazard class associated with a
304	consumer commodity. Most hazardous materials accepted by the Postal Service for
305	mailing are classified as ORM-D. A package marked ORM-D meets the standards for
306	surface transportation only. “ORM-D-Air” signifies that the item meets the requirements
307	for air and surface transportation.
308
309	The Postal Service currently accepts limited quantity alternative marking options (square
310	on point) for ORM-D and ORM-D-Air and plans to adopt mandatory effective dates as
311	identified by the Department of Transportation. There are no intended changes to
312	quantity limits, package weights, or documentation requirements for these mailable
313	materials.
314
315	b. Division Class 6.2
316	Division Class 6.2 materials are not permitted in international mail or domestic mail,
317	except when they are intended for medical or veterinary use, research, or laboratory
318	certification related to the public health. These materials are permitted only when they are
319	properly prepared for mailing to withstand shocks, pressure changes, and other conditions
320	related to ordinary handling in transit.
321
322	c. Division Class 9
323	Division Class 9 items are miscellaneous hazardous materials or substance articles that
324	present a hazard during transportation but do not meet the definition of any other hazard
325	class. Examples of miscellaneous hazardous materials (not all of which are mailable)
326	include solid dry ice, elevated temperature substances, environmentally hazardous
327	substances, life-saving appliances, and asbestos.
328

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Contract ACN-13-FX

Part 1: Statement of Work

329	d. Hazardous and Dangerous Goods
330	The aviation supplier will accept all Dangerous Goods as defined in the Domestic Mail
331	Manual, section 601.10. All Dangerous Goods will be tendered on the Night Network.
332	The Postal Service will be in compliance with the current International Air Transport
333	Association (IATA) allowed variations as listed for the aviation supplier. The Postal
334	Service will tender all Dangerous Goods at least two hours prior to the tender time shown
335	in Attachment 4: Operating Plan, Night Network. The Postal Service shall not tender any
336	used sharps. Any future changes to Hazardous and Dangerous Goods requirements will
337	be reviewed and must be acceptable to the aviation supplier prior to implementation of the
338	changes.
339
340	e. All other hazardous material that is packaged and distributed in a quantity and form
341	intended or suitable for retail sale and designed for consumption by individuals for their
342	personal care or household use purposes; reference
343	http://pe.usps.gov/text/dmm300/601.htm#wp1065003.
344
345	2. Assignment of Hazardous Materials
346	a. The tender of all hazardous materials will be performed a minimum of two (2) hours prior
347	to the final tender time of the intended flight.
348
349	b. The desired flight assignment of HAZMAT is to non-stop or direct flights.
350
351	c. No surcharge is offered for the transportation of HAZMAT mail.
352
353	d. A copy of the manifest and the assigned item MUST be handed to an aviation supplier
354	representative a minimum of two (2) hours prior to the closeout time of the intended flight.
355	The aviation supplier representative will be responsible for ensuring that the information
356	on the postal manifest which includes the number of pieces, weight, and appropriate
357	shipper’s certification detail is incorporated onto the aircraft load manifest and pilot
358	notification paperwork as outlined in CFR 49, Part 175, Carriage by Aircraft.
359
360	e. Aviation supplier Refusal to Accept Hazardous Materials: If the aviation supplier refuses
361	to accept a properly prepared HAZMAT item, it shall document the reasons leading to the
362	refusal. Documentation will include:
363	i. Name and address of mailer and air carrier;
364	ii. The type and amount of hazardous material; and
365	iii. The reason for refusal.
366
367	f. HAZMAT Spills, Releases, Incidents, and Emergencies
368	i. While in the possession of the aviation supplier, but not on board an aircraft:
369	Hazardous Material items which are damaged must not be boarded on the
370	aircraft. HAZMAT incidents which occur following the tender but prior to
371	boarding of the aircraft, or after unloading from an aircraft and before delivery
372	to the Postal Service, causing injury, illness, significant property damage, or
373	disruption in operations will require the aviation supplier to enter the required
374	information into the Mail Piece Incident Reporting Tool (MIRT), a Postal
375	Service intranet tool for the collection of information on leaking and other non-
376	mailable items.
377
378	ii. While on board an aircraft:
379	Any incident which occurs while on board an aircraft will require the aviation
380	supplier to complete a Department of Transportation (DOT) Form F 5800.1
381	(01-2004), Hazardous Materials Incident Report. A copy of this form must be
382	sent to the COR within twenty-four (24) hours of the incident with all
383	information available. The incident type is not limited to hazardous material
384	and may include hazardous cargo spills which come in contact with the mail.
385

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Contract ACN-13-FX

Part 1: Statement of Work

386
387	Perishable Mail and Live Mail
388	The aviation supplier will be required to transport as mail perishable items which the Postal Service
389	has accepted as mailable under Domestic Mail Manual (DMM) 601, sub section 9.0, including live
390	animals as discussed at DMM 601 subsection 9.3. The Postal Service will notify the aviation supplier
391	a minimum of two (2) hours prior to the ‘All Mail Due Aviation Supplier’ time as listed in Attachment 3:
392	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network, of the intended flight
393	of known perishable mail, including live animals.
394
395	Attachment 11: Perishable Mail and Lives, details the requirements for preparation and tender of
396	perishable mail and live animal shipments.
397
398
399	Registered Mail
400	The aviation supplier will accept Registered Mail provided in Con-Cons for the Day Network only.
401
402	Registered Mail Con-Cons will be a part of the Planned Capacity and will be tendered in accordance
403	with Attachment 3: Operating Plan, Day Network.
404
405	Upon request, the aviation supplier shall furnish the Postal Service the following information
406	concerning Registered Mail:
407	• Aircraft number,
408	• Aircraft compartment location,
409	• Actual flight departure time, and
410	• Any accident or irregularity which occurs to a flight containing Registered Mail.
411
412	Registered Mail Handling Units will have a D&R Tag affixed indicating the final destination air stop.
413	This Handling Unit shall remain intact and shall not be opened by the aviation supplier. The desired
414	routing for Registered Mail shipments will be to non-stop or direct flights only.
415
416	The aviation supplier shall advise the U.S. Postal Inspection Service, local Postal Service
417	representatives, and will send an email message to the COR of any Registered Mail that does not
418	make its planned dispatch for disposition instructions.
419
420
421	Offshore Capacity Requirement - Day Network
422	The aviation supplier will make available at least the following daily volumes into and out of the
423	following locations.
424
425	Cube Based:
426	[*] cube (Originating) and [*] cube Destinating Anchorage (ANC)
427	[*] cube (Originating) and [*] cube Destinating Honolulu (HNL)
428	[*] cube (Originating) and [*] cube Destinating San Juan (SJU)
429
430	The Postal Service may increase this capacity as needed through the planning process through the
431	mutual agreement of the parties.
432
433	In the event that destinating offshore volumes exceed the volumes listed in “Offshore Capacity
434	Requirement - Day Network” at the Aviation Supplier’s Memphis hub, the excess volume will receive a
435	scan in Memphis that qualifies as a Delivery Scan. This scan will fulfill the requirement that the
436	aviation supplier obtain a destination Delivery Scan under Payment Procedures. The time of the scan
437	will also be used to measure performance under Performance Requirements and Measurement and in
438	the assessment of reductions under Reduction of Payment.
439
440	All destinating offshore volume will move to the offshore destination as part of the Aviation Supplier’s
441	services under this contract, on a first-in, first-out basis. The Aviation Supplier is still responsible for

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

442	performing a Delivery Scan when the volume is tendered to the Postal Service at the offshore
443	destination.
444
445
446	Volume Commitment - General Information
447	The Day Network operating week is defined as Tuesday through Sunday inclusive (X1).
448
449	The Night Network operating week is defined as Monday through Friday inclusive (X67).
450
451	The Postal Service is not obligated to request consistent capacity by day of the week. Requests for
452	capacity are detailed in the Ordering Process sections.
453
454	The following constitute the only minimum volume guarantees under this contract:
455	• Contract Volume Minimum of [*] cubic feet on the Day Network.
456	• The Contract Volume Minimum may be reduced in accordance with Clause 4-1:
457	General Terms and Conditions, paragraph m, and Frequency Adjustment found in
458	Part 3: Contract Clauses.
459
460	[*]
461
462
463
464
465	• 90% of Planned Capacity for the Night Network for each Operating Period
466
467	Any monies due as a result of the Postal Service not meeting its Contract Volume Minimum or its
468	Operating Period Volume Minimum as measured and calculated at the end of each Operating Period
469	will be included as part of the Operating Period’s reconciliation process.
470
471	On operating days where volume for lanes with Planned Capacity is withdrawn, withheld, or not
472	transported under the Repossession of Mail by the Postal Service or Force Majeure sections, that
473	volume will not be included in calculating the Operating Period Volume Minimum. The Contract
474	Volume Minimum will be reduced for the Operating Period by the amount of that volume.
475
476
477	Volume Commitment - Contract Volume Minimum - Day Network
478	A minimum of [*] cubic feet per operational day, averaged across six (6) days per week, and measured
479	across each Operating Period, will constitute the Contract Volume Minimum guaranteed to be paid by
480	the Postal Service.
481
482
483	Operating Period Volume Minimum - Day Network
484	[*]
485
486
487
488
489
490
491
492
493
494
495	Operating Period Volume Minimum - Night Network
496	[*]
497

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 1: Statement of Work

498	[*]
499
500
501
502
503
504
505
506	Volume Commitment - Holiday - Day Network
507	Each holiday will be addressed separately between the parties during the Ordering Process. The
508	holidays are:
509	• New Year’s Day (widely observed)
510	• Martin Luther King Day
511	• Presidents’ Day
512	• Memorial Day (widely observed)
513	• Independence Day (widely observed)
514	• Labor Day (widely observed)
515	• Columbus Day
516	• Veterans Day
517	• Thanksgiving (widely observed)
518	• Christmas (widely observed)
519
520	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the
521	following days will not be included:
522	• Widely observed holidays
523	• The day following the widely observed holidays that occur on a Monday
524	• Non-widely observed holidays that occur on a Monday
525
526	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the
527	following days will be included at a 50% volume level:
528	• The day following widely observed holidays not occurring on a Monday
529	• Non-widely observed holidays not occurring on a Monday
530	• The day after a non-widely observed holiday
531
532
533	Volume Commitment - Holiday - Night Network
534	Each holiday will be addressed separately between the parties during the Ordering Process. The
535	holidays are:
536	• New Year’s Day (widely observed)
537	• Martin Luther King Day
538	• Presidents’ Day
539	• Memorial Day (widely observed)
540	• Independence Day (widely observed)
541	• Labor Day (widely observed)
542	• Columbus Day
543	• Veterans’ Day
544	• Thanksgiving (widely observed)
545	• Christmas (widely observed)
546
547	The widely observed holidays will not be included in the Operating Period Volume Minimum
548	calculation.
549
550	The non-widely observed holidays will be included at a 50% volume level in the Operating Period
551	Volume Minimum calculation.
552

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

553
554	Operating Periods
555	The Operating Periods are incorporated as Attachment 1: Postal Service Operating Periods. No
556	Operating Period will exceed five weeks. The Peak Operating Periods are designated in Attachment
557	1: Postal Service Operating Periods.
558
559
560	Ordering Process - Non-Peak - Day Network
561	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified
562	schedule specified below. The forecasting structure will specify each origin / destination lane pair
563	including cubic feet by day of week for the pairs. The Postal Service will request capacity based on
564	specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a
565	Sunday plan.
566
567	[*]
568
569
570
571
572
573
574
575
576
577
578
579
580
581
582
583	Over the course of the Ordering Process for two (2) Operating Periods, the Postal Service may reduce
584	volume down to the Contract Volume Minimum.
585
586	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon
587	electronic origin / destination format.
588
589	Bypass containers will be allocated in lanes where the requested capacity is greater than one hundred
590	and ten (110) percent of the cubic capacity of the ULD configuration for the aircraft planned for the
591	Service Point provided there is sufficient space to flow the Bypass container from the origin to the final
592	destination on the scheduled flights. To facilitate this process, the Postal Service and the aviation
593	supplier will jointly agree upon both Bypass and Mixed containers to be built at all origins during the
594	Ordering Process.
595
596
597	Ordering Process - Non-Peak - Night Network
598	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified
599	schedule specified below. The forecasting structure will specify each origin / destination lane pair
600	including weight.
601
602	[*]
603
604
605
606
607
608

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

609	[*]
610
611
612	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon
613	electronic origin / destination format.
614
615
616	Ordering Process - Peak - Day Network
617	The Peak Operating Period will consist of four or five individual weeks, measured and planned as
618	independent of each other. One of the five weeks of the Peak Operating Period will include the week
619	of Christmas. As such, the requested volume capacity will include the Christmas week. The
620	forecasting structure will specify each origin / destination lane pair including weight or cubic feet by
621	day of week for the pairs. The Postal Service will request capacity based on specific plans for a
622	Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan and a Sunday plan.
623
624	The aviation supplier will make available at least [*] cubic feet of capacity per week for the Peak
625	Operating Period for the Day Network. As a general planning guideline, the historical volume
626	transported per day during the Peak Operating Period ranges between [*] to [*] cubic feet. The Peak
627	season tab included in Attachment 2: Air Stops & Projected Volumes provides the historic mail volume
628	in pounds by mail class by week during the Peak Operating Period. These volumes are provided for
629	initial planning purposes and do not constitute a guarantee of volume for the Peak Ordering Period.
630
631	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for
632	capacity by lane, expressed in cubic feet, one hundred fifty (150) days prior to the beginning of the
633	Peak Operating Period. The request for capacity shall be presented to the aviation supplier in a
634	mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the
635	request by providing the Postal Service with its response expressed in cubic feet one hundred twenty
636	(120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its
637	acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the
638	Peak Operating Period. The Postal Service acceptance establishes the Planned Capacity for the
639	Peak Operating Period.
640
641	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.
642
643	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from
644	each origin daily.
645
646
647	Ordering Process - Peak - Night Network
648	The Peak Operating Period will consist four or five individual weeks, measured and planned as
649	independent of each other. One of the five weeks of the Peak Operating Period will include the week
650	of Christmas. As such, the requested volume capacity will include the Christmas week. The
651	forecasting structure will specify each origin / destination lane pair including weight.
652
653	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for
654	capacity by lane, expressed in pounds, one hundred fifty (150) days prior to the beginning of the Peak
655	Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually
656	agreed upon electronic origin / destination format. The aviation supplier will reply to the request by
657	providing the Postal Service with its response expressed in pounds one hundred twenty (120) days
658	prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of
659	the aviation supplier’s response ninety (90) days prior to the commencement of the Peak Operating
660	Period. The Postal Service acceptance establishes the Planned Capacity for the Peak Operating
661	Period.
662
663
664	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

665
666	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from
667	each origin daily.
668
669
670	Electronic Data Interchange (EDI)
671	The aviation supplier will provide status and operational data as specified in Attachment 7: Electronic
672	Data Interchange Service Requirements. The aviation supplier will use the EDI methods specified in
673	the attachment to transmit and receive volume, and appropriate scans from its system to the Postal
674	Service system.
675
676
677	Operational Condition Reports
678	The aviation supplier shall submit reports of hub and Service Point operating conditions on a daily
679	basis for the Day Network and the Night Network.
680
681	Some examples of these daily reports (more may be required) are: service performance reports,
682	operations reports for departures / arrivals late due to mechanical issues, operations reports for
683	departures / arrivals late due to weather and other issues, sort mail volume, mis-sent mail volume,
684	surface truck utilization, etc. The format of the report and the items reported will be mutually agreed
685	upon by the COR and the aviation supplier.
686
687	In addition to these daily reports, the aviation supplier will coordinate with and advise the COR of any
688	contingency plans to move mail delayed in transit, as soon as practical.
689
690	The table below lists the reports required initially.
691

Report Type	Name	Frequency
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Monthly
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[*]	Monday through Thursday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[*]	Tuesday through Sunday

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Daily
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday

692
693
694	Dimensional Weight Reports
695	The aviation supplier will provide a weekly report electronically for the Day Network of the dimensional
696	weights [*]. This report will provide the following information for each Outside Piece’s Handling Unit
697	D&R tag:
698	• Time of each Handling Unit through the sort
699	• The length of each Handling Unit
700	• The width of each Handling Unit
701	• The height of each Handling Unit
702	• The D&R tag of each Handling Unit
703
704	A sample of the report is below:
705
706	Sorter’, ‘Time Stamp’,‘Length’,‘Width’,‘Height’,‘D&R Tag’
707	‘AS002’,‘10170703012011’,‘1863’,‘1663’,‘1005’,‘1GBNP673BF’
708	‘AS002’,‘10172003012011’,‘2413’,‘1107’,‘0460’,‘1ICK9H2YF/’
709	‘AS002’,‘10172703012011’,‘3425’,‘1911’,‘0968’,‘15HPP8W7D6’
710	‘AS002’,‘10175003012011’,‘1864’,‘1200’,‘1149’,‘1FZFOM73BX’
711	‘AS002’,‘10175103012011’,‘2404’,‘1153’,‘0460’,‘17MKSORVBQ’
712
713
714	Scanning and Data Transmission
715	All scanning data required to be presented to the Postal Service shall be in an electronic format
716	acceptable to the Postal Service, containing all required data elements, and reported within two (2)
717	hours after the occurrence of a reportable event. Available data will be transmitted in EDI message
718	format at fifteen (15) minute intervals.
719
720	Scanning will be used to measure performance and serve as the basis for payment for both the Day
721	Network and the Night Network.
722
723	Technical aspects of Electronic Data Interchange and the types of messaging events are discussed in
724	Attachment 7: Electronic Data Interchange Service Requirements.
725

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

726	The aviation supplier will be responsible for providing technology compatible with Postal Service
727	systems for purposes of sending and receiving scanning data.
728
729	The aviation supplier will be responsible for performing the following scans of D&R Tags and ULD
730	identification tags.
731	a. Possession or Load Scan of all Handling Units and ULDs at origin Service Points, including
732	Outside Handling Units
733
734	b. Load Scan that associates the ULD to an aircraft
735
736	c. [*]
737
738
739	d. [*]
740
741
742
743
744
745
746
747
748
749
750
751
752
753
754
755
756
757
758
759
760
761
762
763
764
765
766
767
768
769
770
771
772	e. [*]
773
774
775	f. Delivery Scan of each Handling Unit and ULD at the specified delivery Service Point.
776
777
778	Performance Requirements and Measurement
779	Mail delivery performance will be measured against the contract requirements based upon transmitted
780	scan data.
781
782	Delivery performance requirements are:

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

783
784	Day Network: [*]%
785
786	Night Network: [*]%
787
788	Peak Operating Period: [*]% for the Day and Night Networks
789
790	Delivery performance will be measured across an Operating Period on a lane-by-lane basis, using
791	actual scan delivery time versus Required Delivery Time (RDT), as outlined in Attachment 3:
792	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
793
794	Delivery performance will be measured using the following methodology:
795
796	a. The Postal Service will scan all Handling Units at origin.
797	b. The Postal Service will nest all Handling Units into ULDs at origin.
798	c. The Postal Service will tender the nested ULDs to the aviation supplier at origin.
799	d. The aviation supplier will scan the ULDs with a Possession Scan at origin.
800	e. The aviation supplier will scan all Handling Units processed through the sort at the hub.
801	f. The aviation supplier will nest all Handling Units to ULDs departing from the hub.
802	g. The aviation supplier will scan the ULDs as delivered to the Postal Service upon arrival at
803	destination.
804	h. The Postal Service will break the ULDs and scan / de-nest all Handling Units.
805
806	Delivery performance will be measured for all ULDs and Handling Units receiving at least a Delivery
807	Scan by the aviation supplier.
808
809	The Postal Service will provide data to the aviation supplier via electronic files. The electronic file will
810	show the nested date and time into the ULD, the possession time and date from the aviation supplier,
811	the delivery time and date from the aviation supplier, and the de-nested break time and date from the
812	Postal Service. Additionally, the files will show the weights of each Handling Unit.
813
814	Delivery performance on a lane level basis will be calculated as follows:
815
816
817	Total on-time Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
818
819	Divided by
820
821	Total Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
822
823
824	Reduction of Payment
825	If the calculated delivery performance is less than the delivery performance requirement, the late D&R
826	tags will be ordered chronologically by the RDT. The percentage of D&R tags corresponding to the
827	difference between [*]% and the delivery performance requirement (i.e., [*]% Day Network), [*]%
828	(Night Network) or [*]% (Peak Operating Period)) will not be assessed a reduction in payment. The
829	remaining late D&R tags will be assessed a reduction in payment as follows:
830
831	a. All Handling Units delivered up to thirty (30) minutes late will be subject to a [*]% reduction of
832	the Transportation Payment.
833
834	b. All Handling Units delivered from thirty-one (31) minutes up to one (1) hour to late will be
835	subject to a [*]% reduction of the Transportation Payment.
836
837	c. All Handling Units delivered 1 hour and one minute late or later will be subject to a [*]%
838	reduction of the Transportation Payment.
839

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

840	The reduction in payment will be based on a conversion of the weight of the late Handling Units to
841	cubic feet by the applicable contract density and will be applied at the base or the tier in which the late
842	delivery occurred.
843
844	Handling Units that represent the amount of mail that FedEx accepts in excess of 105% of the
845	Operating Period’s Planned Capacity by Operating Day will not be assessed a reduction of payment
846	under Part 1: Statement of Work Reduction of Payment or be taken into account under Part 1:
847	Statement of Work Performance Requirements and Measurement.
848
849	a. Handling Units in excess of 105% of the Operating Period’s Planned Capacity will be identified
850	by determining the actual volume, in cubic feet (weight of the Handling Units divided by the
851	contract density for the applicable Operating Period), delivered each day to each destination
852	that is in excess of 105% of the Planned Capacity for the relevant destination.
853
854	b. In each instance, “volume in excess of 105%” will be the latest volume to arrive as evidenced
855	by the delivery scans.
856
857
858	Performance Management
859	The aviation supplier and the Postal Service will meet once a quarter (at a minimum) to discuss items
860	such as the following:
861
862	a. Cost Control
863	b. Holiday Operations and Planning
864	c. Aviation Supplier Performance
865	d. Peak Season Planning
866	e. Quality
867	f. Ramp Operations
868	g. Reconciliation of Irregularities
869	h. Security
870	i. Technology Issues
871	j. Tender and Delivery Hygiene
872	k. Volume Planning
873	l. Other Pertinent Topics
874
875
876	Sustainability
877	The aviation supplier must provide following sustainability metrics at the times specified below:
878
879	a. All greenhouse gas emission estimates that are attributed to the transport of Postal Service
880	mail products via air and (if applicable) ground transport by the aviation supplier.
881	i. Emissions in a standard unit – CO2e
882	ii. Total weight of Postal Service products contributing to the emissions in the Calendar
883	Year.
884	iii. Total air miles travelled to transport the Postal Service products per Calendar Year.
885	iv. High level summary describing methodology which could include the basis for the
886	Postal Service emissions allocation such as space, cost, weight, number of packages
887	or other methods used to derive numbers. For example, estimates based on gallons
888	used, flight characteristics, or both.
889	v. Assurance letter of independent verification of Scope 1, 2, and 3 data.
890	• Scope 1: Emissions arising from when the aviation supplier burns fuel in its
891	aircraft or its owned buildings
892	• Scope 2: Emissions from purchased electricity or steam.
893	• Scope 3: Emissions arising from activities over which the aviation supplier
894	has less control.
895

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896	b. Fiscal Year (October through September) and Calendar Year (January through December)
897	greenhouse gas emissions data to be received by the Postal Service no later than three (3)
898	months after the close of the fiscal and calendar year.
899
900	The aviation supplier will convene a meeting with the Postal Service no later thirty (30) days after
901	contract award to discuss high level greenhouse gas emissions estimation methodologies and network
902	boundaries.
903
904	The aviation supplier will hold quarterly meetings with the Postal Service to discuss reporting
905	methodology developments, boundaries and notification of estimation methodology or boundary
906	changes.
907
908
909	Security
910	See Attachment 8: Investigative / Security Protocol and Guidelines.
911
912
913	Postal Service Employees Allowed Access
914	The aviation supplier shall allow escorted Postal officials showing proper credentials access to all
915	buildings, field areas, ground equipment being used to sort, stage, or transport mail under this contract
916	or under any subcontract services performed under this contract. Government regulations (e.g.,
917	Transportation Security Administration) will supersede this section.
918
919	The aviation supplier will allow unescorted access to Postal Service employees stationed on the
920	aviation supplier’s premises pending compliance with all required processes. Photography or
921	videotaping will not be permitted except as outlined in the security protocols.
922
923
924	Personnel Screening
925	In general, the Postal Service accepts air carrier security program requirements set forth by the
926	Transportation Security Administration (TSA). In addition to these, the Postal Service also mandates
927	additional requirements.
928
929	The Postal Service is aware that the aviation supplier must implement its human resources programs
930	in accordance with certain state laws and that in that respect there may be certain deviations to the
931	literal application of some of the Postal Service requirements set forth herein.
932
933	In the event the aviation supplier establishes that a state law prohibits it from requesting from its
934	employees or prospective employees any or all of the information requested in responses to questions
935	21a through 21e of PS Form 2025, Contract Personnel Questionnaire, as required by 1.c below, or
936	from certifying, as the result of a criminal records check, to any of the items requested under 1.b,
937	Criminal History, below, the aviation supplier shall be relieved of its contractual obligation to require
938	employees or prospective employees to respond to the portions of those questions requesting the
939	prohibited information or to provide that information as part of its criminal records check. In these
940	situations, the Postal Service Security Investigations Service Center (SISC) shall conduct the required
941	criminal checks as outlined in 1.b. below.
942
943	To establish the existence and the extent of the prohibitory effect of any such state law referenced
944	above, the aviation supplier shall provide to the SISC documentary evidence (including a copy of the
945	state law) demonstrating the stated prohibition. The Postal Service’s concurrence about the
946	prohibitory nature of a state law shall not be unreasonably withheld.
947
948	The Contracting Officer may, in consultation with the aviation supplier and the U.S. Postal Inspection
949	Service, grant other appropriate deviations or implement alternate processes to the standard U.S.
950	Postal Inspection Service requirements by letter.
951
952	Applicability

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953	Individuals providing services to the Postal Service under this contract (including aviation suppliers,
954	employees of aviation suppliers, and subcontractors and their employees at all levels), hereinafter,
955	“individuals,” who have been hired after the effective date of this contract and whose duties will or
956	likely may involve handing the mail must obtain a security clearance from the Postal Service, as
957	provided herein. Access to the mail as defined by 3.a below is permitted as soon as the security
958	clearance package has been submitted to the SISC in Memphis.
959
960	If the aviation supplier commences a new operation (internally or with an aviation supplier) for the
961	purpose of processing Postal volume, the employees hired since the effective date of this contract will
962	be subject to Personnel Screening.
963
964	Access to the mail is permitted as soon as the security clearance package has been submitted to the
965	SISC in Memphis. If the aviation supplier has ground handling services performed at air stops by
966	another aviation supplier (subcontractor), and if, to the best knowledge of the prime aviation supplier,
967	that subcontractor is in compliance with the provisions of this clause, the prime aviation supplier may
968	certify that fact to the Contracting Officer in writing, and thereby be relieved of the primary
969	responsibility for personnel screening. Prime aviation suppliers are in all cases responsible for
970	meeting these screening requirements for all persons having access to the mail who are their direct
971	employees. For example, if ABC, Inc. is an aviation supplier, and it performs ground handling services
972	at one or more air stops for CDE, Inc., CDE must certify in writing that:
973
974	I certify that at the following air stops ground handling services are being performed by ABC,
975	and that to the best of my knowledge, ABC is an aviation supplier of air transportation services
976	under contract number . A listing of airports served by ABC is attached hereto as follows.
977
978	Aviation suppliers must have clauses in their contracts with subcontractors requiring adherence to the
979	Postal Service screening procedures contained in this contract.
980
981	1. Requirements: The aviation supplier, when employing individuals who will or are likely to
982	handle the mail in the performance of their duties under this contract, must provide the
983	following documentation as early as possible to the Security Investigations Services Center
984	(SISC), 225 N. Humphreys Blvd., 4th floor, Memphis, Tennessee, 38161-0001 for those
985	individual aviation supplier employees who will or are likely to handle the mail in the
986	performance of their duties. (Form can be obtained by calling the SISC at (901) 747-7712 or
987	by email at Meg@uspis.gov.)
988	The items listed in sub-sections 1 through 4 and a through c below must be completed prior to
989	the employee being granted permission to handle mail. For purposes of this requirement, the
990	term “completed” means that all tasks have been done, and the required submissions to the
991	SISC in Memphis have been made.
992
993	1. Completed PS Form 2181-C. This form must be dated within 90 days of receipt by
994	the SISC.
995
996	2. PS Form 2025. Each item on the PS Form 2025 must be addressed. Applicants
997	must provide their complete residential address, including city, state, and ZIP+4. The
998	form must be signed and dated by the applicant within 90 days of receipt by the SISC.
999
1000	3. The aviation supplier must obtain and provide to the SISC two original fingerprint
1001	cards (FD-258) for each applicant. The signature of the applicant and the individual
1002	taking the prints must be on each FD-258. In lieu of submitting fingerprint cards, a
1003	FBI rap sheet may be submitted, provided it is dated within 90 days of receipt by the
1004	SISC. The Postal Inspection Service will provide additional fingerprint cards for
1005	aviation supplier use. These additional forms may be obtained by calling the
1006	Memphis office at (901) 747-7712 or via email at Meg@uspis.gov
1007
1008	4. Certification and Transmittal Cover Sheet documenting Criminal History records check
1009	as required by subsection (b) below. The Certification and Transmittal cover sheet

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Contract ACN-13-FX

Part 1: Statement of Work

1010	must include the administrative officer’s name, telephone number, facility name, email
1011	address and mailing address.
1012
1013	The aviation supplier is required to maintain all certifications required in sections a., b., and c
1014	for the length of the contract.
1015
1016	a. Drug Screening: The aviation supplier must certify that individuals providing service
1017	under this contract have passed a screening test for those substances identified by the
1018	Substance Abuse and Mental Health Services Administration (SAMHSA) as the five (5)
1019	most abused substances which are cocaine, marijuana, amphetamine /
1020	methamphetamine, opiates, and phencyclidine (PCP). The tests must be performed by a
1021	SAMHSA approved certified laboratory. The drug test must meet the cut-off levels
1022	established by SAMHSA. All drug screening tests must be completed within ninety (90)
1023	days prior to having access to the mail since drug tests older than ninety (90) days are
1024	invalid and must be redone. The prime aviation suppliers and all subcontractors must
1025	maintain the name of the institution conducting the test and a document indicating if the
1026	employee passed or tested positive.
1027
1028	b. Criminal History: The aviation supplier must certify, based upon a criminal records
1029	check (a state records check) of each employee through local agencies (state, county, or
1030	city) where the applicant has resided and worked for the past five (5) years (this may
1031	require multiple checks for applicants who live in one location and work in another
1032	location, or for applicants who have moved within that time period), that each individual:
1033
1034	i. Has not been convicted of a felony criminal violation in the past five (5) years;
1035
1036	ii. Has not been convicted of serious criminal charges (e.g. murder, rape, robbery,
1037	burglary, physical assaults, weapons violations, or drug charges [felony or
1038	misdemeanor]);
1039
1040	iii. Does not have any pending felony or serious criminal charges; and
1041
1042	iv. Is not on parole for or probation for any felony or serious criminal charges.
1043
1044	This will be documented on the Certification and Transmittal Cover Sheet. This form is
1045	provided under Personnel Security Administrative Instructions, and may be reproduced by
1046	the aviation supplier.
1047
1048	c. Citizenship: Certification of U.S. citizenship must be documented on PS Form 2025,
1049	Contract Personnel Questionnaire, or legal work status authorizing the individual to work
1050	in the United States is required. (I-9 Form, Employment Eligibility Verification, is to be
1051	used for non-citizens).
1052
1053	2. Processing:
1054	a. The Postal Service agrees to use reasonable efforts to insure that security clearance
1055	decisions are issued within thirty (30) days after the aviation supplier submits the required
1056	documents and information to the SISC. The Postal Service, however, cannot guarantee
1057	that processing will be complete within thirty (30) days due to circumstances beyond its
1058	control.
1059
1060	b. For each individual employed by the aviation supplier or any subcontractor, the aviation
1061	supplier will submit to the SISC:
1062	• Full name
1063	• Social security number
1064	• Drug screening data (1.a)
1065	• Criminal history certifications (1.b)
1066	• Both sets of fingerprints (1.c)

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Contract ACN-13-FX

Part 1: Statement of Work

1067	• Citizenship certifications (1.d)
1068
1069	Upon receipt of the required documentation, the SISC will submit the fingerprint cards
1070	(1.c) to the Federal Bureau of Investigation, and perform a search of the National Crime
1071	Information Center (NCIC) Wants and Warrants and Inspection Service databases at its
1072	cost.
1073
1074	c. In cases where an individual business entity is predominant at a given airport, the
1075	Contracting Officer in consultation with the Inspection Service may approve the receipt of
1076	screening documents from that entity.
1077
1078	d. The aviation supplier shall maintain supporting documentation for the drug screening
1079	(1.a), criminal history inquiries (1.b), and citizenship verifications (1.d) subject to review by
1080	the Postal Service, for the life of this contract in accordance with its internal procedures,
1081	advising the Inspection Service SISC on the Certification and Transmittal Cover Sheet.
1082
1083	At the employee’s local station, aviation suppliers are only required to maintain a copy of
1084	the Certification and Transmittal Cover Sheet. The Certification and Transmittal Cover
1085	Sheet is provided under Personnel Security Administrative Instructions and may be
1086	reproduced by the aviation supplier, as needed.
1087
1088	Aviation suppliers currently maintaining security screening files under existing Postal
1089	Service contracts shall continue to maintain those files.
1090
1091	Submit all forms and certifications to:
1092
1093	Memphis SISC
1094	Security Investigations Service Center
1095	225 North Humphreys Boulevard
1096	Fourth Floor, South
1097	Memphis, TN 38161-0008
1098
1099	The Postal Service intends to make its best efforts to position itself to eliminate the
1100	requirement for its set of FD-258 forms, and other submissions to be determined, through
1101	cooperation with the Federal Aviation Administration, Transportation Security
1102	Administration, and other agencies or associations to share relevant information for its
1103	regulatory purposes.
1104
1105	3. Access to the Mail – Screening Requirements:
1106	“Access to the mail” refers to individuals who scan, transport, sort, load, and unload mail to
1107	and from ground equipment and to and from the aircraft. This includes employees handling
1108	sealed ULDs. This includes individuals who have direct supervisory duties in directing the
1109	transporting, sorting, loading, and unloading of mail to and from ground equipment and
1110	aircraft. Individuals providing services to the Postal Service under this contract (including
1111	aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at
1112	any tier), hereinafter, “individuals,” who have access to the mail, must obtain a security
1113	clearance from the Postal Service before such access to the mail is granted.
1114
1115	4. Denial:
1116	Persons who meet the following criteria are not permitted to have access to the mail under this
1117	contract:
1118
1119	a. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1120	who has not received a security screening in accordance with the criteria listed above
1121	under Personnel Screening.
1122

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Contract ACN-13-FX

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1123	b. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1124	who has been convicted of, or is on probation or parole for, or under suspended sentence
1125	for assault, theft, or weapons charges or for the illegal use, possession, sale, or transfer of
1126	controlled substances during the past five (5) years.
1127
1128	c. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1129	who has been convicted of any criminal felony violation during the past five (5) years, who
1130	is on parole, probation, or suspended sentence for commission of a criminal felony during
1131	the past five (5) years.
1132
1133	d. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1134	who has ever been convicted of theft of mail or other Postal offense.
1135
1136	e. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1137	who has an active warrant or is on probation or is on parole.
1138
1139	f. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1140	who has any pending felony or serious criminal charges.
1141
1142	g. Any other circumstance that in the determination of the Postal Service makes the
1143	individual unfit to provide services under this contract.
1144
1145	In the event an employee is disqualified under the above criteria, the aviation supplier has the
1146	responsibility to insure that the employee’s duties no longer involve handling mail.
1147
1148	5. Appeal Process:
1149	An individual may appeal a decision to deny access made by the Postal Inspection Service
1150	SISC by sending a letter to the Inspector In Charge, Security and Crime Prevention,
1151	Washington, DC, within three (3) weeks of the date of the denial letter. An individual may not
1152	handle the mail during the appeal process. The letter must contain the following information:
1153
1154	a. A statement that reconsideration of the decision is requested and the basis on which it is
1155	sought.
1156
1157	b. Additional information on the appellant’s behalf.
1158
1159	c. A copy of the denial letter.
1160
1161	6. Training: The Postal Service may, but is not required to, provide orientation / training for
1162	aviation suppliers during the term of this contract to clarify security clearance requirements,
1163	processes, and procedures necessary to fully implement this program.
1164
1165
1166	Payment Procedures
1167
1168	Rates and Payment General
1169	The aviation supplier will be compensated based upon properly scanned ULDs and Handling Units.
1170	The payment for each ULD and Handling Unit will be based on the network (i.e., Day or Night) to
1171	which the mail is assigned by the Postal Service. This process will allow for automated payment.
1172
1173	[*]
1174
1175
1176
1177
1178	Scan Requirements
1179	All scan requirements listed below are specified in the Scanning and Data Transmission section.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 1: Statement of Work

1180
1181	Night Turn Scan Requirements
1182	a. Possession Scan of all ULDs and Handling Units at the origin
1183
1184	b. Delivery Scan of all ULDs and Handling Units delivered at destination
1185
1186	Day Turn Scan Requirements
1187	a. The aviation supplier will conduct a Possession Scan of all ULDs and Handling Units at the
1188	origin.
1189
1190	b. The aviation supplier will conduct a Nest Scan associating the Handling Unit with a ULD at the
1191	hub.
1192
1193	c. The aviation supplier will conduct a Delivery Scan of all ULDs and Handling Units delivered at
1194	destination.
1195
1196	The Hub Sort Scans will be paid in accordance with the pricing listed in Attachment 10: Pricing for
1197	Handling Units sorted at the hub on the Day Network for which scans are provided. Hub Sort Scans
1198	will not be paid for Handling Units assigned to a Bypass ULD or for the Night Network.
1199
1200	[*]
1201
1202
1203
1204
1205
1206	The base and tier pricing from Attachment 10: Pricing will be applied to the volume measured in each
1207	Operating Period as follows. Volume within the base will be paid at the Base Rate. The portion of
1208	volume exceeding the base volume and falling within the Tier 1 volume will be paid at the Tier 1 rate.
1209	A similar incremental process will be applied to volume that falls within subsequent tiers.
1210
1211	Payments will be made by Electronic Funds Transfer (EFT).
1212
1213	[*]
1214
1215
1216
1217	The aviation supplier will bill additional charges not covered within the automated payments system on
1218	a weekly basis. For correct and sufficient invoices received by noon Wednesday of a given week, the
1219	Postal Service will process them so as to generate a payment by Wednesday, three (3) weeks
1220	following the receipt of the invoice through the EFT process.
1221
1222
1223	Payment Processing - Day Network - Per Cube
1224
1225	Invoicing
1226	All invoices for the transportation of Handling Units or ULDs under this contract will be paid by the
1227	cubic foot and payment will be based on completing the required scans.
1228
1229	Mail Tendered in ULDs
1230	The Line Haul rate for each ULD will be comprised of two components: Non-Fuel Line Haul and Fuel
1231	Line Haul. The Non-Fuel Line Haul rate will include all of the transportation and handling associated
1232	with a ULD. Hub Sort Scanning rates are separate from the Non-Fuel Line Haul rate.
1233
1234	ULD cubic feet will be paid at the agreed cubic feet size for each ULD type described in Attachment
1235	10: Pricing.
1236

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 1: Statement of Work

1237	The cubic feet paid will be based on the Postal assigned ULD type. If the Postal ULD type is missing,
1238	the aviation supplier’s ULD type will be used for invoicing. Any discrepancies between the types of
1239	ULD processed will be resolved during the Reconciliation Process.
1240
1241	The transportation payment for mixed ULDs will be based on the applicable cubic feet of the
1242	originating ULD. These transportation payments will be reduced for Handling Units not receiving a
1243	Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct
1244	destination to cubic feet by the applicable contract density.
1245
1246	The transportation payment for bypass ULDs will be based on the applicable cubic feet of the
1247	originating ULD. These transportation payments will not be made for Bypass ULDs without a Delivery
1248	Scan at the correct destination.
1249
1250	Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will
1251	incorporate within the daily invoice a daily credit of [*] cubic feet for each origin air stop per day. The
1252	rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.
1253
1254	Mail Tendered from Surface Trucks
1255	If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3
1256	and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s
1257	Postal Service assigned rounded weight by the applicable contract density.
1258
1259
1260	Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub
1261	The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations.
1262	The Postal Service will incorporate ad hoc truck payments in the weekly electronic payment.
1263
1264	FedEx will accept up to a total of fifteen (15) Ad Hoc Trucks per day on the Day Network at the
1265	Memphis Hub.
1266
1267	a. All ad hoc trucks must arrive at the Memphis Hub before 10:00 a.m. local time and must be
1268	coordinated with FedEx in advance. Required Delivery Time (RDT) will be established in
1269	accordance with Attachment 3, Operating Plan, Day Network contingent on the ad hoc trucks
1270	arriving at the Memphis Hub before 10:00 a.m. local time. Late arriving trucks (after 10:00
1271	a.m. local time) will be assigned an RDT based on arrival on the next operational day. All
1272	RDT’s will be adjusted to reflect the first FedEx operational scan at the Memphis Hub.
1273
1274	b. Initial Payment for ad hoc trucks will be made in the amount of 3,000 cubic feet per truck on
1275	an Operating Period basis, no later than 30 days after the last day of each Operating Period.
1276	Final payment for ad hoc trucks will be adjusted, if applicable, for any reductions of payment
1277	under Part 1: Statement of Work Reduction of Payment and will also be adjusted, if applicable,
1278	based upon the Day Turn Scan Requirements under contract section Payment Procedures,
1279	Rates and Payment General (with the exception that the volumes moving via ad hoc trucks
1280	will not require a Possession Scan). Any adjustments described here, if applicable, will be
1281	made through the reconciliation process.
1282
1283	Aviation Supplier Surface Transportation – Not Included in the Transportation Payment
1284	The aviation supplier will include a separate rate per mile for Highway Transportation in Attachment
1285	10: Pricing which will be applied when the Postal Service requires the aviation supplier to operate
1286	unplanned surface transportation of mail.
1287
1288	Hub Sort Scan Charge
1289	The Postal Service will pay a Hub Sort Scan charge for mail sorted and scanned at a hub per Handling
1290	Unit (i.e., D&R Tag) as shown in Attachment 10: Pricing. This rate will not be subject to an increase
1291	for the full term of the contract.
1292

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1293	Handling Units sorted at a hub must receive a Hub Sort Scan for payment purposes. The Postal
1294	Service will not pay a Hub Sort Scan charge for sorts not supported by EDI scan information. The
1295	pieces scanned into a tendered Bypass container are not eligible to receive Hub Sort Scan charges.
1296
1297	Re-Labeling Charge
1298	The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service
1299	Handling Units at the hub for which the D&R tag is missing or becomes illegible. The Postal Service
1300	will also provide all equipment necessary to perform this function. The re-labeling charge per Handling
1301	Unit is shown in Attachment 10: Pricing.
1302
1303	This rate will not be subject to an increase for the full term of the contract.
1304
1305	Payment to the aviation supplier for the transport of re-labeled Handling Units will be based upon data
1306	received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling
1307	Unit. An average weight per Handling Unit will be established based upon the previous month’s data
1308	for average weight per Handling Unit, and for Handling Units that are not properly scanned due to
1309	conditions beyond the aviation supplier’s control.
1310
1311	The average weight process is detailed in Attachment 15, Average Weights.
1312
1313	The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6:
1314	Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment
1315	6: Postal Furnished Property will be created upon successful installation of the equipment. Upon
1316	reasonable advance notice to the aviation supplier, the Postal Service shall be permitted to perform
1317	maintenance on any of the equipment located in an aviation supplier’s facility listed in Attachment 6:
1318	Postal Service Furnished Property.
1319
1320	The Re-Labeling Process is described in Attachment 16, Re-labeling / Type M Matching Process.
1321
1322	Fuel Adjustment
1323	There will be a monthly fuel adjustment to the Fuel Line Haul rate. Each “month” is defined in
1324	Attachment 1: Postal Service Operating Periods. The adjustment will become effective on the first
1325	operating day of each operating period after contract commencement. The adjustment may be
1326	upward or downward.
1327
1328	The adjustment will be based on the U.S. Gulf Coast (USGC) prices for Kerosene-type jet fuel
1329	reported by the U.S. Department of Energy for the month that is two (2) months prior to the
1330	adjustment. The adjustment will be calculated and applied monthly.
1331
1332	For example, assume the Fuel Line Haul rate is $0.10. If the June 20XX USGC price for Kerosene-
1333	type jet fuel is $2.68 per gallon and the July 20XX price is $3.00 per gallon, then the adjustment for
1334	September XX would be calculated as follows:
1335
1336	($3.00 / $2.68) = 1.12
1337	1.12 x $0.10 = $0.11
1338
1339	The new Fuel Line Haul rate would be $0.11 per cubic foot.
1340
1341	In August 20XX, if the USGC price is $2.70 per gallon, the calculation for the October 20XX rate would
1342	be:
1343
1344	($2.70 / $3.00) = 0.90
1345	0.90 X $0.11 = $0.10 per cubic foot
1346
1347	This calculation will be rounded after the decimal to four digits.
1348

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Contract ACN-13-FX

Part 1: Statement of Work

1349	The proposal pricing should be based on the August 2012 U.S. Gulf Coast Kerosene-type jet fuel
1350	reported by the U.S. Department of Energy ($3.156 per gallon).
1351
1352	Fuel will be adjusted for October 2013 based on the August 2013 U.S. Gulf Coast Kerosene-type jet
1353	fuel reported by the U.S. Department of Energy.
1354
1355
1356	Payment Processing - Night Network - Per Pound
1357
1358	Invoicing
1359	All Handling Units tendered to the aviation supplier for the Night Network will be paid by the pound and
1360	payment will be based on required scanning. The weight will be derived from the assigned rounded
1361	weight of the Handling Unit. The Non-Fuel Line Haul rate will include all of the transportation and
1362	handling associated with a Handling Unit. The Fuel Line Haul rate for the Night Network will not be
1363	subject to a fuel adjustment.
1364
1365	Re-Labeling Charge
1366	The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service
1367	Handling Units for which the D&R tag is missing or becomes illegible. The Postal Service will also
1368	provide all equipment necessary to perform this function. The re-labeling charge per Handling Unit is
1369	shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the
1370	contract.
1371
1372	Payment to the aviation supplier for transport of re-labeled Handling Units will be based upon data
1373	received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling
1374	Unit. An average weight per Handling Unit will be established based upon the previous month’s data
1375	for average weight per Handling Unit and for Handling Units that are not properly scanned due to
1376	conditions beyond the aviation supplier’s control.
1377
1378	The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6:
1379	Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment
1380	6 will be created upon successful installation of the equipment. Upon reasonable advance notice to
1381	the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the
1382	equipment located in an aviation supplier’s facility listed in Attachment 6.
1383
1384	The payment for the Night Network re-labeled Handling Units will be adjusted to reflect the percentage
1385	of re-labeled Handling Units that have already been scanned. This percentage of previously scanned
1386	Handling Units will be mutually agreed upon by the Postal Service and the aviation supplier through an
1387	audit sampling of re-labeled Handling Units. Contingency Handling Units are excluded from this
1388	adjustment.
1389
1390	The average weight process is detailed in Attachment 15, Average Weights.
1391
1392
1393	Reconciliation Process
1394	Reconciliation of scanning and payment records between the Postal Service and the aviation supplier
1395	will be conducted in a scheduled meeting attended by the Postal Service and the aviation supplier on
1396	an Operating Period basis not more than ninety (90) days after the close of an Operating Period, or a
1397	time frame as agreed mutually by the parties. The following procedures will be observed for the
1398	reconciliation process:
1399
1400	a. All data exchanges between the aviation supplier and the Postal Service for the reconciliation
1401	process will be performed electronically and sent to specified mailboxes operated by each
1402	organization. Each file will have an individually specified transmission interval.
1403

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1404	b. For all files exchanged between the aviation supplier and the Postal Service, any changes to
1405	layout or data definition must be communicated to the receiving party at a minimum of sixty
1406	(60) calendar days prior to implementation, or sooner if mutually agreed.
1407
1408	c. All file transfers must adhere to Postal Service Security and Privacy rules.
1409
1410	d. Supplemental Charges / Assessments may be assessed each Operating Period. The charges
1411	shall include but not be limited to the following:
1412	i. Operating Period Volume Minimum and Contract Volume Minimum
1413	ii. Non-achievement of performance standards
1414
1415	e. Once the parties have mutually agreed on the Operating Period reconciliation, both parties
1416	agree that neither can re-open the Operating Period for further adjustments. By mutually
1417	agreeing to the Operating Period reconciliation, the parties thereby agree to waive their right
1418	to pursue a claim under the Contract Disputes Act based upon the Operating Period
1419	reconciliation.
1420
1421	In the event there is a catastrophic equipment or information system failure, the aviation supplier will
1422	provide electronic files to the Postal Service identifying all D&R Tags the aviation supplier scanned
1423	that were lost. The aviation supplier will notify the Contracting Officer and the COR as soon as the
1424	aviation supplier becomes aware of such a failure.
1425
1426	If the Postal Service cannot produce D&R Tags, an emergency contingency will be developed and
1427	implemented. Such a plan will include specifications for operational and information technology
1428	issues, as well as payment.
1429

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Contract ACN-13-FX

Part 3: Contract Clauses

1430	Part 3: Contract Clauses
1431
1432
1433	Clause B-1: Definitions (March 2006) (Tailored)
1434	For purposes of this Contract, the following terms shall have the following meanings:
1435
1436	1. Acceptable Dangerous Goods and Acceptable Hazardous Material: Those articles or
1437	substances which satisfy the air transportation requirements for the transportation of
1438	Hazardous Goods set forth in Chapter 601.10.0 of the Domestic Mail Manual and which are
1439	not required by applicable federal regulation to be accessible to crew members during flight.
1440
1441	2. Advertisement: A free or paid mass or targeted communication under the control of a party
1442	intended for the general public or a specific potential or existing customer, the ultimate
1443	purpose of which is to promote the sale of such party’s products or services, including, but not
1444	limited to, television, radio and internet commercials, out-of-home ads (e.g., billboards, sports
1445	stadium displays, transit signs), direct mail ads, print ads and free standing inserts in
1446	newspapers, magazines, and electronic media.
1447
1448	3. All Mail Due Aviation Supplier: A designated time predetermined when the Postal Service
1449	provides all mail to the aviation supplier as shown in Attachments 3: Operating Plan, Day
1450	Network, and Attachment 4: Operating Plan, Night Network
1451
1452	4. Aviation Supplier: The person or persons, partnership, or corporation named that has been
1453	awarded the contract.
1454
1455	5. Bypass Container: A ULD of mail designated for delivery to destination Service Point on the
1456	network which is transferred directly from one aircraft to another without going through the sort
1457	operation.
1458
1459	6. Con-Con: (Convoy and Conveyance) The concentration in a container of Registered Mail for
1460	single, daily, daylight, or authorized night air dispatch
1461
1462	7. Contract Volume Minimum: The volume (in cubic feet) per operational day, averaged
1463	across six (6) days per week, and measured across each Operating Period that is guaranteed
1464	by the Postal Service for the Day Network
1465
1466	8. Contracting Officer: The person executing this contract on behalf of the Postal Service and
1467	any other officer or employee who is a properly designated Contracting Officer; the term
1468	includes, except as otherwise provided in the contract, the authorized representative of a
1469	Contracting Officer acting within the limits of the authority conferred upon that person.
1470
1471	9. Contracting Officer’s Representative (COR): A person who acts within the limits of
1472	authority delegated by the Contracting Officer.
1473
1474	10. Contingency Handling Units: Handling Units entered into the transportation network without
1475	an appropriate D&R tag. These Handling Units are subsequently processed at the aviation
1476	supplier’s hub through the re-labeling process.
1477
1478	11. Dangerous Goods (Hazardous Material): Articles or substances which are capable of
1479	posing a significant risk to health, safety or to property when transported by air and which are
1480	classified according to Section 3 (Classification) of the International Air Transport Association
1481	(IATA) Dangerous Good Regulations, regardless of variations, exceptions, exemptions, or
1482	limited quantity allowances.
1483
1484	12. Day Network: Planned network that operates Tuesday through Sunday primarily for the
1485	transportation of the Priority and First Class Mail.
1486

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Contract ACN-13-FX

Part 3: Contract Clauses

1487	13. Delivery: The hand-off, at a destination Service Point, of all mail to the Postal Service in
1488	accordance with contract requirements.
1489
1490	14. Delivery Scan: A scan performed by the aviation supplier that indicates that the aviation
1491	supplier has tendered volume to the Postal Service. In instances where a Delivery Scan is
1492	indicated by a combination of evidence of any scan performed by the aviation supplier and a
1493	CARDIT 3 from the THS indicating delivery of the Handling Unit to the third party ground
1494	handler, the time indicated for the latest ULD tendered on that Operating Day will be used for
1495	the purposes of determining service performance and associated payment reductions
1496	described in Part 1: Statement of Work; Performance Requirements and Measurement and
1497	Part 1: Statement of Work; Reduction of Payment.
1498
1499	15. D&R (Dispatch and Routing) Tag: Bar coded tag that identifies the origin and destination
1500	airports, mail class, Handling Unit weight, and the assigned network air carrier.
1501
1502	16. Exception Sort Scan: A Hub Scan performed on mail Handling Units that require re-labeling
1503	due to a missing or unreadable D&R tag.
1504
1505	17. Express Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1506
1507	18. Failure to Load: A failure to accept and load mail as specified in the contract.
1508
1509	19. Failure to Protect: Is a failure to protect and safeguard mail from depredation, rifling,
1510	inclement weather, mistreatment, or other hazard while in the aviation supplier’s control.
1511
1512	20. Failure to Protect Postal Service Equipment: A failure to protect, return or safeguard
1513	Postal Service provided equipment. This includes MTE and Postal provided scanning
1514	equipment (if supplied by the Postal Service).
1515
1516	21. First-Class Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1517
1518	22. Feeder: An aircraft normally used for local transport (for carriage of cargo and / or containers)
1519	to and from locations not scheduled to be serviced by primary aircraft from a hub, directly
1520	connecting these locations to a hub.
1521
1522	23. Ground Handling: Handling of mail, including unloading of mail from aircraft or ground
1523	vehicles, drayage, staging of mail, and loading of mail on receiving aircraft or ground vehicles.
1524
1525	24. Handling Unit: A piece of mail (an outside) or a receptacle (such as loose sacks, pouches,
1526	trays, flat tubs) that contains multiple pieces of mail which is individually processed.
1527
1528	25. Hub: A central sort facility that supports multiple markets via air and ground networks on a
1529	regional or national level by means of connecting flights and ground transportation.
1530
1531	26. Hub Sort Scan: A scan performed by the aviation supplier at a hub location.
1532
1533	27. Line Haul: Transporting mail by air between origin and destination locations.
1534
1535	28. Live Animals: Animals accepted by the Postal Service in accordance with Chapter 601.9.3 of
1536	the Domestic Mail Manual.
1537
1538	29. Mail: Product that carries U.S. postage and the receptacles in which it is tendered for
1539	transportation. The term includes supplies and empty mail transportation equipment of the
1540	U.S. Postal Service.
1541
1542	30. Mail Bags: Postal Service bags which are used by the Postal Service in the transportation of
1543	mail.

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Contract ACN-13-FX

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1544
1545	31. Mis-delivered: Any mail delivered to the wrong destination. This includes, but is not limited
1546	to, mail placed in the wrong ULD, ULDs loaded onto an incorrect flight or truck, and ULDs
1547	incorrectly placarded.
1548
1549	32. Mixed Container: A Unit Load Device (ULD) containing mail for multiple destinations that
1550	requires sortation at the aviation supplier hub.
1551
1552	33. Nest Scan: The scan that associates the Handling Unit with the ULD (air container).
1553
1554	34. Night Network: Planned network that operates Monday through Friday, primarily for the
1555	transportation of Express Mail.
1556
1557	35. Operating Period: A scheduled period ranging from four (4) to five (5) weeks as agreed
1558	between the Postal Service and aviation supplier.
1559
1560	36. Operating Period Volume Minimum: The volume minimum resulting from the Planned
1561	Capacity established through the Ordering Process for the Day and Night Networks.
1562
1563	37. Overflow Mail: Mail that is tendered in excess of the Planned Capacity.
1564
1565	38. Outsides: Individual mail piece, with dimensions no greater than 108 inches in combined
1566	length and girth and with no single dimension greater than 84 inches which is not otherwise
1567	containerized and must be processed as a Handling Unit.
1568
1569	39. Package: Any box or envelope that is accepted by the Postal Service for delivery to a
1570	consignee.
1571
1572	40. Payment Week: The period each week of an Operating Period between 00:00 Saturday and
1573	23:59 Friday.
1574
1575	41. Perishables: Those items which are susceptible to decay, spoilage or destruction.
1576
1577	42. Planned Capacity: Volume that the parties have agreed to by way of the Ordering Process
1578	for the Day and Night Networks.
1579
1580	43. Possession Scan: A scan performed by the aviation supplier that indicates the aviation
1581	supplier has accepted the volume from the Postal Service.
1582
1583	44. Priority Mail: Priority Mail and First-Class zone rated (Priority) mail as defined in the U.S.
1584	Postal Service Domestic Mail Manual, Chapter 3, Section 314.
1585
1586	45. Registered Mail: A mail piece which is mailed in accordance with the requirements of
1587	Chapter 501.2.0 of the Domestic Mail Manual. Registered Mail provides added protection for
1588	valuable or important mail. Registered Mail provides a receipt to the sender, special security
1589	between shipment points, a record of acceptance and delivery maintained by the Postal
1590	Service and, at the option of the mailer and for an additional fee, indemnity in case of loss or
1591	damage.
1592
1593	46. Re-Possessed: Regain possession of assigned mail.
1594
1595	47. Required Delivery Time (RDT): The latest delivery time to the Postal Service as indicated in
1596	Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night
1597	Network.
1598

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Contract ACN-13-FX

Part 3: Contract Clauses

1599	48. Service Point: The physical location at which the aviation supplier must hand-off mail to the
1600	Postal Service or its duly appointed agent as specified in Attachment 3: Operating Plan, Day
1601	Network, and Attachment 4: Operating Plan, Night Network.
1602
1603	49. Tender: The drop-off, at an origin Service Point, of mail assigned by the Postal Service to the
1604	aviation supplier.
1605
1606	50. Tender Point: The physical location at which the Postal Service or its duly appointed agent
1607	provides mail to the aviation supplier.
1608
1609	51. Tender Time: The latest time at which the aviation supplier is required to accept mail from
1610	the Postal Service at an origin Service Point in accordance with contract requirements.
1611
1612	52. Terminal Handling: The receipt, scanning, sorting, delivery and / or tug and dolly
1613	transportation of mail tendered under this contract.
1614
1615	53. Trans Log File: The Postal Service data file that contains, for each D&R Tag, the actual
1616	weight, origin, and destination market for each Handling Unit.
1617
1618	54. Transportation Payment:: Four items are included in the Transportation Payment:
1619	a. Non-Fuel Line Haul
1620	b. Fuel Line Haul
1621	c. Aircraft Ground Handling
1622	d. Scanning
1623
1624	55. Trucking Location: Those Service Points to which mail volume is transported via highway.
1625
1626	56. Unit Load Device (ULD): Airline container or pallet provided by the aviation supplier
1627
1628
1629	Clause B-3: Contract Type (March 2006) (Tailored)
1630	This Contract is a fixed-price, indefinite quantity with adjustments contract for the purchase of
1631	commercial services pursuant to 39 Code of Federal Regulations, Part 601 et seq.
1632
1633	This is not a requirements-type contract.
1634
1635
1636	Clause B-9: Claims and Disputes (March 2006) (Tailored)
1637	a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) (“the Act” or
1638	“CDA”).
1639
1640	b. Except as provided in the Act, all disputes arising under or relating to this contract must be
1641	resolved under this clause.
1642
1643	c. “Claim,” as used in this clause, means a written demand or written assertion by one of the
1644	contracting parties seeking, as a matter of right, the payment of money in a sum certain, the
1645	adjustment or interpretation of contract terms, or other relief arising under or relating to this
1646	contract. However, a written demand or written assertion by the aviation supplier seeking the
1647	payment of money exceeding $100,000 is not a claim under the Act until certified as required
1648	by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is
1649	not in dispute when submitted is not a claim under the Act. The submission may be converted
1650	to a claim under the Act by complying with the submission and certification requirements of
1651	this clause, if it is disputed either as to liability or amount is not acted upon in a reasonable
1652	time.
1653
1654	d.

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1655	1. A claim by the aviation supplier must be made in writing and submitted to the
1656	Contracting Officer for a written decision. A claim by the Postal Service against the
1657	aviation supplier is subject to a written decision by the Contracting Officer.
1658
1659	2. For aviation supplier claims exceeding $100,000, the aviation supplier must submit
1660	with the claim the following certification:
1661
1662	“I certify that the claim is made in good faith, that the supporting data are
1663	accurate and complete to the best of my knowledge and belief, that the
1664	amount requested accurately reflects the contract adjustment for which the
1665	aviation supplier believes the Postal Service is liable, and that I am duly
1666	authorized to certify the claim on behalf of the aviation supplier.”
1667
1668	3. The certification may be executed by any person duly authorized to bind the aviation
1669	supplier with respect to the claim.
1670
1671	e. For aviation supplier claims of $100,000 or less, the Contracting Officer must, if requested in
1672	writing by the aviation supplier, render a decision within 60 days of the request. For aviation
1673	supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide
1674	the claim or notify the aviation supplier of the date by which the decision will be made.
1675
1676	f. The Contracting Officer’s decision is final unless the aviation supplier appeals or files a suit as
1677	provided in the Act.
1678
1679	g. When a CDA claim is submitted by or against an aviation supplier, the parties shall make a
1680	good faith attempt to resolve the dispute, including an exchange of relevant information toward
1681	a mutual resolution. Accordingly, by mutual consent, the parties may agree to use an
1682	alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as
1683	described in d (2) of this clause must be provided for any claim, regardless of dollar amount,
1684	before ADR is used. If either party declares the matter to be at an impasse, the dispute will be
1685	resolved through the CDA process as contemplated by Clause B-9.
1686
1687	h. The Postal Service will pay interest in the amount found due and unpaid from:
1688	1. The date the Contracting Officer receives the claim (properly certified, if required); or
1689
1690	2. The date payment otherwise would be due, if that date is later, until the date of
1691	payment.
1692
1693	i. Simple interest on claims will be paid at a rate determined in accordance with the Interest
1694	clause.
1695
1696	j. The aviation supplier must proceed diligently with performance of this contract, pending final
1697	resolution of any request for relief, claim, appeal, or action arising under the contract
1698	regardless of the initiating party, and comply with any decision of the Contracting Officer.
1699
1700
1701	Clause B-10: Pricing of Adjustments (March 2006) (Tailored)
1702	When costs are a factor in determining any contract price adjustment under the Changes clause, the
1703	process set forth in Clause 4-1.c will be followed. For any other provision of this contract, the parties
1704	agree to use the process set forth in Attachment 10: Pricing and in the Payment Processing sections
1705	of Part 1 for negotiating the adjustment.
1706
1707
1708	Clause B-15: Notice of Delay (March 2006) (Tailored)
1709	Immediately upon becoming aware of any difficulties that might delay deliveries under this contract,
1710	the aviation supplier will notify the Postal Service in writing. The notification must identify the

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Contract ACN-13-FX

Part 3: Contract Clauses

1711	difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice
1712	may preclude later consideration of any request for an extension of contract time.
1713
1714
1715	Clause B-22: Interest (March 2006) (Tailored)
1716	The Postal Service will pay interest on late payments and unearned prompt payment discounts in
1717	accordance with the Prompt Payment Act, 31 U.S.C. 3901 et. seq., as amended by the Prompt
1718	Payment Act Amendments of 1988, P.L. 100-496. The aviation supplier will pay interest on any
1719	payment to the Postal Service at a rate equivalent to the prevailing Contract Disputes Act interest rate.
1720
1721
1722	Clause B-25: Advertising of Contract Awards (March 2006)
1723	Except with the Contracting Officer’s prior approval, the aviation supplier agrees not to refer in its
1724	commercial advertising to the fact that it was awarded a Postal Service contract or to imply in any
1725	manner that the Postal Service endorses its products.
1726
1727
1728	Clause B-30: Permits and Responsibilities (March 2006) (Tailored)
1729	The aviation supplier is responsible, without additional expense to the Postal Service, for obtaining
1730	any necessary licenses and permits, and for complying with any applicable federal, state, and
1731	municipal laws, codes, and regulations in connection with the performance of the contract. The
1732	aviation supplier is responsible for all damage to persons or property, including environmental damage
1733	that occurs as a result of its omission(s) or negligence. While in performance of the contract, the
1734	aviation supplier must take proper safety and health precautions to protect the work, the workers, the
1735	public, the environment, and the property of others.
1736
1737
1738	Clause B-39: Indemnification (March 2006) (Tailored)
1739	The aviation supplier must save harmless and indemnify the Postal Service and its officers, agents,
1740	representatives, and employees from all claims, losses, damage, actions, causes of action, expenses,
1741	and/or liability resulting from, brought forth, or on account of any personal injury or property damage
1742	received or sustained by any person, persons, or property growing out of, occurring, or attributable to
1743	any work performed under or related to this contract, resulting in whole or in part from negligent acts or
1744	omissions of the aviation supplier, any subcontractor of the aviation supplier, or any employee, agent,
1745	or representative of the aviation supplier or of the aviation supplier’s subcontractor.
1746
1747	The Postal Service must save harmless and indemnify the aviation supplier and its officers, agents,
1748	representatives, and employees from all claims, losses, damage, actions, causes of action, expenses,
1749	and / or liability resulting from, brought forth, or on account of any personal injury or property damage
1750	received or sustained by any person, persons, or property growing out of, occurring, or attributable to
1751	any work performed under or related to this contract, resulting in whole or in part from negligent acts or
1752	omissions of the Postal Service, or any employee, agent, or representative of the Postal Service.
1753
1754
1755	Clause B-45: Other Contracts (March 2006) (Tailored)
1756	The Postal Service may award other contracts for additional work, and the aviation supplier must
1757	cooperate fully with the other aviation suppliers and Postal Service employees. The aviation supplier
1758	must not commit or permit any act that will interfere with the performance of work by any other aviation
1759	supplier or by Postal Service employees.
1760
1761
1762	Clause B-65: Adjustments to Compensation (March 2006) (Tailored)
1763	Contract compensation may be adjusted, from time to time, by mutual agreement of the aviation
1764	supplier and the Contracting Officer. No adjustment to compensation will be made for changes arising
1765	from Clause 9-10: Service Contract Act or from Clause 9-12: Fair Labor Standards Act and Service

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1766	Contract Act – Price Adjustment. Adjustments in compensation pursuant to this clause shall be
1767	memorialized by formal modification to the contract. All negotiations between the parties shall be
1768	conducted with respect to the implied covenant of good faith and fair dealing.
1769

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1770
1771	Clause B-69: Events of Default (March 2006) (Tailored)
1772 1773 1774	The aviation supplier’s right to perform this contract is subject to termination, in whole or in part, in the event of any of the following events of default.
1775 1776	a. The aviation supplier’s failure to perform service according to the terms of the contract;
1777 1778 1779	b. If the aviation supplier has been administratively determined to have violated Postal laws and regulations and other laws related to the performance of the service;
1780 1781 1782	c. Failure to follow the instructions of the Contracting Officer that fall within the scope of the contract;
1783 1784 1785 1786 1787

d.      If the aviation supplier transfers or assigns his contract, except as authorized herein, or sublets the whole or a portion of this contract contrary to the applicable provisions of the U.S.
Postal Service Supplying Principles and Practices or without any required approval of the
Contracting Officer;

1788 1789 1790	e. If the aviation supplier combines to prevent others from proposing for the performance of Postal Service contracts;
1791 1792 1793 1794 1795

f.       If the aviation supplier or corporate officer has been or is, during the term of the contract, convicted of a crime affecting his or her reliability or trustworthiness as a mail transportation aviation supplier, such as any form of fraud or embezzlement that has impacted the Postal
Service or the U.S. Government;

1796 1797 1798 1799

g.      If at any time the aviation supplier, its principal owners, corporate officers or personnel are disqualified by law or regulation from performing services under this contract, and upon notice thereof, the aviation supplier fails to remove any such disqualification;

1800 1801 1802	h. If the aviation supplier fails to provide any notification of a change in corporate officers which this contract may require; or
1803 1804 1805	i. If the aviation supplier materially breaches any other requirement or clause of this contract.
1806 1807	Clause B-75: Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)
1808 1809 1810 1811 1812

a.      The aviation supplier shall supervise its operations and the operations of its subcontractors that provide services under this contract personally or through representatives. The aviation supplier or its supervising representatives must be easily accessible in the event of emergencies or interruptions in service.

1813 1814 1815 1816 1817 1818 1819 1820

b.      In all cases, the aviation supplier shall be liable to the Postal Service for the Postal Service’s damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other mistreatment while in the custody and control of the aviation supplier or its subcontractors.
The aviation supplier shall also be accountable and answerable in damages for the faithful performance of all other obligations assumed under this contract, whether or not it has entrusted part or all of its performance to another, except for any failure to perform that is excused by the Force Majeure clause of this contract.

1821	c. The aviation supplier shall faithfully account for and deliver to the Postal Service all:
1822	1. Mail,
1823	2. Moneys, and
1824 1825	3. Other property of any kind belonging to or entrusted to the care of the Postal Service, that come into the possession of the aviation supplier during the term of this contract.

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1826
1827	d. The aviation supplier shall, promptly upon discovery, refund (i) any overpayment made by the
1828	Postal Service for service performed, or (ii) any payment made by the Postal Service for
1829	service not rendered.

1830
1831
1832	Clause B-77: Protection of the Mail (Non-Highway) (March 2006) (Tailored)
1833	The aviation supplier must protect and safeguard the mail from loss, theft, or damage while it is in the
1834	aviation supplier’s custody or control, and prevent unauthorized persons from having access to the
1835	mail.
1836
1837	a. Classification of Irregularities
1838	The following classifications of irregularities are those that preclude the Postal Service from
1839	accomplishing its mission. The damage caused from these irregularities result in actual
1840	damage and degradation to its brand, and therefore, is associated with liquidated damages as
1841	stated:
1842
1843	1. Failure to Protect
1844	Failure to protect the mail consists of: failure to protect or safeguard the mail from
1845	inclement weather, from damage caused by the mechanized sort, from acts of the
1846	aviation supplier’s employees or contractors, and from loss, depredation, or other
1847	hazards while in the control or custody of the aviation supplier.
1848
1849	2. Theft of Mail
1850	The theft of mail can cause immeasurable damage to the Postal Service, both in
1851	terms of actual economic loss to our customers and to the competitive standing of our
1852	products and services. The aviation supplier will support law enforcement efforts to
1853	prevent theft of mail, and will support enforcement officials in the apprehension of
1854	those who may be perpetrating such crimes.
1855
1856	b. Damages and Liquidated Damages
1857	The following liquidated damages for damaged and unprotected mail are applicable to the
1858	associated classifications of irregularities:
1859
1860	1. Damaged and Unprotected Mail
1861	Liquidated damages may be assessed for damaged and unprotected mail. For
1862	purposes of this section, damaged mail will consist of mail pieces whether inside or
1863	outside of Postal Service MTE. This category includes but may not be limited to:
1864
1865	i. Failure to Protect – Causing Damage to Mail
1866	Failure to protect causing physical damage to the U.S. Mail or MTE for which
1867	there may be damage assessed equal to the actual costs incurred by the
1868	Postal Service necessary to remedy the situation and forward the mail onward
1869	to its next processing or delivery operation. Such actual costs may include
1870	items such as administrative time at an appropriate hourly rate for
1871	documenting the irregular condition and implementing the damage, labor time
1872	used to repossess the mail, unpack, sort, dry, repack / repackage, and re-
1873	dispatch to a subsequent destination or processing operation.
1874
1875	If actual damages are not ascertainable, a liquidated damage may be
1876	assessed as follows, taking into account the actual damage that may typically
1877	result from such situations:
1878
1879	Per Letter Tray:	[*] per letter tray
1880	Per Flat Tub:	[*] per flat tub
1881	Per Mail Sack or Pouch:	[*] per sack or pouch
1882	Per Outside Parcel:	[*] per piece

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1883
1884	ii. Failure to Protect - Dropped or Abandoned Pouch or Piece
1885	When U.S. Mail is discovered unprotected in an unsecured location or on the
1886	airport ramp, Liquidated Damages may be assessed at $50.00 per incident.

1887
1888	c. Investigative Costs for Theft of Mail
1889	In cases where a mail theft is committed by the aviation supplier’s or its subcontractor’s
1890	personnel, actual investigative costs to the U.S. Postal Inspection Service and/or the Office of
1891	the Inspector General may be assessed as actual damages. These costs will be reasonably
1892	determined and may begin accruing only when a specific investigation begins on the basis of
1893	probable cause. The costs of routine surveillance not associated with a specific theft or series
1894	of thefts will not be assessed. In addition to allocable investigative expenses, the Postal
1895	Service may assess actual damages for loss of product value resulting from insurance claims
1896	where payouts to postal customers can be traced to the incident(s).
1897
1898	In addition to the above, in cases where mail theft occurs and the Postal Service determines
1899	that the aviation supplier’s failure to properly execute the mail handling employee screening
1900	requirements set forth in the Contract was a proximate cause of the theft, and that by reason
1901	of the theft it is necessary to conduct a complete audit of the aviation supplier’s adherence to
1902	the screening requirements with respect to the employment of other employees subject to
1903	those requirements, the Postal Service may assess an administrative damage in the amount
1904	of $5,000 in lieu of actual costs associated with that audit.
1905
1906	Depending upon the circumstances of the incident, the Vice President, Network Operations, in
1907	consultation with the Postal Inspection Service or Office of the Inspector General, and the
1908	Contracting Officer, may determine that damages pursuant to this section are not appropriate,
1909	and may waive all or a portion of the amounts that may otherwise be due the Postal Service
1910	hereunder. Factors such as the seriousness of the misconduct, the aviation supplier’s level of
1911	cooperation in investigations, implementing corrective actions, and efforts directed at loss
1912	recovery will be considered in reaching that determination.
1913
1914
1915	Clause B-80: Laws and Regulations Applicable (March 2006) (Tailored)
1916	This contract and the services performed under it are subject to all applicable federal, state, and local
1917	laws and regulations. The aviation supplier assumes sole responsibility to faithfully discharge all
1918	duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits,
1919	licenses, and other authorities required to perform this contract. The aviation supplier shall hold
1920	harmless, save, and defend the Postal Service from any consequence of the aviation supplier’s failure
1921	to abide by all applicable federal, state, and local laws and regulations (including but not limited to
1922	regulations promulgated by the DOL and IRS) relating to the contract and throughout the term of the
1923	contract and any subsequent renewal periods.
1924
1925
1926	Clause B-81: Information or Access by Third Parties (March 2006) (Tailored)
1927	The Postal Service retains exclusive authority to release any or all information about mail matter in the
1928	custody of the aviation supplier and to permit access to that mail in the custody of the aviation
1929	supplier. All requests by non-postal individuals for information about mail matter in the custody of the
1930	aviation supplier or for access to mail in the custody of the aviation supplier must be referred to the
1931	Contracting Officer or his or her designee.
1932
1933
1934	Clause B-82: Access by Officials (March 2006) (Tailored)
1935	The aviation supplier shall deny access to the cargo compartment of aircrafts or a vehicle containing
1936	mail therein to state or local officials except at a postal facility or in the presence of a postal employee
1937	or a Postal Inspection Service officer, unless to prevent immediate damage to the aircraft, vehicle, or
1938	their contents. If authorized Federal law enforcement seeks access to the cargo compartment of

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1939	aircrafts or vehicles contained mail therein, the aviation supplier shall notify the Postal Inspection
1940	Service before permitting access, unless to prevent immediate damage to the aircraft, vehicle, or their
1941	contents.
1942
1943
1944	Clause 1-1: Privacy Protection (July 2007)
1945	In addition to other provisions of this contract, the aviation supplier agrees to the following:
1946	a. Privacy Act. If the aviation supplier operates a system of records on behalf of the Postal
1947	Service, the Privacy Act (5 U.S.C. 522a) and Postal Service regulations at 39 CFR Parts 266-
1948	267 apply to those records. The aviation supplier is considered to operate a system of
1949	records if it manages records (including collecting, revising, or disseminating records) from
1950	which information is retrieved by the name of an individual or by some number, symbol, or
1951	other identifier assigned to the individual. The aviation supplier agrees to comply with the Act
1952	and the Postal Service regulations in designing, developing, and operating the system of
1953	records, including ensuring that records are current and accurate for their intended use, and
1954	incorporating adequate safeguards to prevent misuse or improper disclosure of personal
1955	information. Violations of the Act may subject the violator to criminal penalties.
1956
1957	b. Customer or Employee Information. If the aviation supplier has access to Postal Service
1958	customer or employee information, including address information, whether collected online or
1959	offline by the Postal Service or by a aviation supplier acting on its behalf, the aviation supplier
1960	must comply with the following:
1961
1962	1. General. With regard to the Postal Service customer information to which it has access
1963	pursuant to this contract, the aviation supplier has that access as an agent of the Postal
1964	Service and must adhere to its postal privacy policy at
1965	www.usps.com/common/docs/privpol.htm.
1966
1967	2. Use, Ownership, and Nondisclosure. The aviation supplier may use Postal Service
1968	customer or employee information solely for purposes of this contract, and may not collect
1969	or use such information for non-Postal Service marketing, promotion, or any other
1970	purpose without the prior written approval of the Contracting Officer. The aviation supplier
1971	must restrict access to such information to those employees who need the information to
1972	perform work under this contract, and must ensure that each such employee (including
1973	subcontractors’ employees) sign a nondisclosure agreement, in a form suitable to the
1974	Contracting Officer, prior to being granted access to the information. The Postal Service
1975	retains sole ownership and rights to its customer or employee information. Unless the
1976	contract states otherwise, upon completion of the contract, the aviation supplier must turn
1977	over all Postal Service customer or employee information in its possession to the Postal
1978	Service, and must certify that no Postal Service customer or employee information has
1979	been retained unless otherwise authorized in writing by the Contracting Officer.
1980
1981	3. Security Plan. When applicable, and unless waived in writing by the Contracting Officer,
1982	the aviation supplier must work with the Postal Service to develop and implement a
1983	security plan that addresses the protection of customer or employee information. The
1984	plan will be incorporated into the contract and followed by the aviation supplier, and must,
1985	at a minimum, address notification to the Postal Service of any security breach. If the
1986	contract does not include a security plan at the time of contract award, it must be added
1987	within 60 days after contract award.
1988
1989	4. Breach Notification. If there is a breach of any nature in the security of Postal Service
1990	data, including customer or employee data, the aviation supplier must follow the breach
1991	notification requirements included in the security plan discussed in (3) above. The aviation
1992	supplier will be required to follow Postal Service policies regarding breach notification to
1993	customers and/or employees.
1994

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1995	5. Legal Demands for Information. If a legal demand is made for Postal Service customer or
1996	employee information (such as by subpoena), the aviation supplier must immediately
1997	notify the Contracting Officer and the nearest office of the Postal Inspection Service. After
1998	notification, the Postal Service will determine whether and to what extent to comply with
1999	the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal
2000	demand, the aviation supplier may, with the written permission of the Contracting Officer,
2001	release the information specifically demanded.
2002
2003	c. Online Assistance. If the aviation supplier assists in the design, development, or operation of
2004	a Postal Service customer Web site, or if it designs or places an ad banner, button, or link on
2005	a Postal Service Web site or any Web site on the Postal Service’s behalf, the aviation supplier
2006	must comply with the limitations in subparagraph b (1) above relating to ad banners, buttons,
2007	or links, and the use of cookies, web beacons, or other web analysis tools. Exceptions to
2008	these limitations require the prior written approval of the Contracting Officer and the Postal
2009	Service’s chief privacy officer.
2010
2011	d. Marketing E-Mail. If the aviation supplier assists the Postal Service in conducting a marketing
2012	e-mail campaign, the aviation supplier does so as an agent of the Postal Service and must
2013	adhere to the Postal Service policies set out in Postal Service Management Instruction AS-
2014	350-2004-4, Marketing E-mail. Aviation suppliers wishing to conduct marketing email
2015	campaigns to postal employees must first obtain the prior written approval of the Contracting
2016	Officer.
2017
2018	e. Audits. The Postal Service may audit the aviation supplier’s compliance with the requirements
2019	of this clause, including through the use of online compliance software.
2020
2021	f. Indemnification. The aviation supplier will indemnify the Postal Service against all liability
2022	(including costs and fees) for damages arising out of violations of this clause.
2023
2024	g. Flow-down. The aviation supplier will flow this clause down to subcontractors that would be
2025	covered by any portion of this clause if they were the aviation supplier.
2026
2027
2028	Clause 1-5: Gratuities or Gifts (March 2006)
2029	a. The Postal Service may terminate this contract for default if, after notice and a hearing, the
2030	Postal Service Board of Contract Appeals determines that the aviation supplier or the aviation
2031	supplier’s agent or other representative:
2032	1. Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee
2033	of the Postal Service; and
2034	2. Intended by the gratuity or gift to obtain a contract or favorable treatment under a
2035	contract.
2036
2037	b. The rights and remedies of the Postal Service provided in this clause are in addition to any
2038	other rights and remedies provided by law or under this contract.
2039
2040
2041	Clause 1-6: Contingent Fees (March 2006)
2042	a. The aviation supplier warrants that no person or selling agency has been employed or
2043	retained to solicit or obtain this contract for a commission, percentage, brokerage, or
2044	contingent fee, except bona fide employees or bona fide, established commercial or selling
2045	agencies employed by the aviation supplier for the purpose of obtaining business.
2046
2047	b. For breach or violation of this warranty, the Postal Service has the right to annul this contract
2048	without liability or to deduct from the contract price or otherwise recover the full amount of the
2049	commission, percentage, brokerage fee, or contingent fee.
2050

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2051
2052	Clause 1-11: Prohibition Against Contracting with Former Officers or PCES
2053	Executives (March 2006) (Tailored)
2054	During the performance of this contract, former Postal officers or Postal Career Executive Service
2055	(PCES) executives are prohibited from employment by the contractor as key personnel, experts or
2056	consultants, if such individuals, within two years after their retirement from the Postal Service, would
2057	be performing substantially the same duties as they performed during their career with the Postal
2058	Service.
2059
2060
2061	Clause 1-12: Use of Former Postal Service Employees (March 2006) (Tailored)
2062	During the term of this contract, the aviation supplier must identify any former Postal Service officers
2063	or Postal Career Executive Service (PCES) employees it proposes to be engaged, directly or
2064	indirectly, in contract performance. Such individuals may not commence performance without the
2065	Contracting Officer’s prior approval. If the Contracting Officer does not provide such approval, the
2066	aviation supplier must replace the proposed individual former employee with another individual equally
2067	qualified to provide the services called for in the contract.
2068
2069
2070	Clause 2-11: Postal Service Property - Fixed-Price (March 2006) (Tailored)
2071	a. Postal Service-Furnished Property
2072	1. The Postal Service will deliver to the aviation supplier, for use in connection with and
2073	under the terms of this contract, the property described as Postal Service-furnished
2074	property in the Schedule or specifications, together with any related information the
2075	aviation supplier may request that may reasonably be required for the intended use of
2076	the property (hereinafter referred to as “Postal Service-furnished property”).
2077
2078	2. The contract delivery or performance dates are based on the expectation that Postal
2079	Service-furnished property suitable for use (except for property furnished “as is”) will
2080	be delivered at the times stated in the Schedule or, if not so stated, in sufficient time to
2081	enable the aviation supplier to meet these delivery or performance dates. If Postal
2082	Service-furnished property is not delivered by these times, the Contracting Officer will,
2083	upon timely written request from the aviation supplier, make a determination of any
2084	delay occasioned the aviation supplier and will equitably adjust the delivery or
2085	performance dates or the contract price, or both, and any other contractual provision
2086	affected by the delay, in accordance with the Changes clause.
2087
2088	3. Except for Postal Service-furnished property furnished “as is,” if the Postal Service-
2089	furnished property is received in a condition not suitable for its intended use, the
2090	aviation supplier must notify the Contracting Officer and (as directed by the
2091	Contracting Officer) either (a) return it at the expense of the Postal Service or
2092	otherwise dispose of it, or (b) effect repairs or modifications. Upon the completion of
2093	(a) or (b), the Contracting Officer (upon written request from the aviation supplier) will
2094	equitably adjust the delivery or performance dates or the contract price, or both, and
2095	any other affected contractual provision, in accordance with the Changes clause.
2096
2097	4. The provisions for adjustment in this paragraph a are exclusive, and the Postal
2098	Service is not liable to suit for breach of contract by reason of any delay in delivery of
2099	Postal Service-furnished property or its delivery in a condition not suitable for its
2100	intended use.
2101
2102	b. Changes in Postal Service-Furnished Property
2103	1. By written notice, the Contracting Officer may (a) decrease the property provided or to
2104	be provided by the Postal Service under this contract, or (b) substitute other Postal
2105	Service-owned property for the property to be provided by the Postal Service, or to be
2106	acquired by the aviation supplier for the Postal Service under this contract. The

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2107	aviation supplier must promptly take any action the Contracting Officer may direct
2108	regarding the removal and shipping of the property covered by this notice.
2109
2110	2. In the event of any decrease in or substitution of property pursuant to subparagraph
2111	b.1 above, or any withdrawal of authority to use property provided under any other
2112	contract or lease, which property the Postal Service had agreed in the Schedule to
2113	make available for the performance of this contract, the Contracting Officer, upon the
2114	aviation supplier’s written request (or - if substitution causes a decrease in the cost of
2115	performance - on the Contracting Officer’s own initiative), will equitably adjust any
2116	contractual provisions affected by the decrease, substitution, or withdrawal, in
2117	accordance with the Changes clause.
2118
2119	c. Use of Postal Service Property. The Postal Service property, unless otherwise provided in
2120	this contract or approved by the Contracting Officer, must be used only for performing this
2121	contract.
2122
2123	d. Utilization, Maintenance, and Repair of Postal Service Property. The aviation supplier must
2124	maintain and administer, in accordance with sound industrial practice, a program or system for
2125	the utilization, maintenance, repair, protection, and preservation of Postal Service property
2126	until it is disposed of in accordance with this clause. If any damage occurs to Postal Service
2127	property, the risk of which has been assumed by the Postal Service under this contract, the
2128	Postal Service will replace the items or the aviation supplier must make such repairs as the
2129	Postal Service directs; provided, however, that if the aviation supplier cannot effect these
2130	repairs within the time required, the aviation supplier will dispose of the property in the manner
2131	directed by the Contracting Officer. The contract price includes no compensation to the
2132	aviation supplier for performing any repair or replacement for which the Postal Service is
2133	responsible, and an equitable adjustment will be made in any contractual provisions affected
2134	by such repair or replacement made at the direction of the Postal Service, in accordance with
2135	the Changes clause. Any repair or replacement for which the aviation supplier is responsible
2136	under the provisions of this contract must be accomplished by the aviation supplier at the
2137	aviation supplier’s own expense.
2138
2139	e. Risk of Loss. Unless otherwise provided in this contract, the aviation supplier assumes the
2140	risk of, and becomes responsible for, any loss or damage to Postal Service property provided
2141	under this contract upon its delivery to the aviation supplier or upon passage of title to the
2142	Postal Service as provided in paragraph i below, except for reasonable wear and tear and
2143	except to the extent that it is consumed in performing this contract.
2144
2145	f. Access. The Postal Service, and any persons designated by it, must at reasonable times
2146	have access to premises where any Postal Service property is located, for the purpose of
2147	inspecting it.
2148
2149	g. Final Accounting for and Disposition of Postal Service Property. Upon completion, or at such
2150	earlier dates as may be fixed by the Contracting Officer, the aviation supplier must submit, in a
2151	form acceptable to the Contracting Officer, inventory schedules covering all items of Postal
2152	Service property not consumed in performing this contract (including any resulting scrap) or
2153	not previously delivered to the Postal Service, and will prepare for shipment, deliver f.o.b.
2154	origin, or dispose of this property, as the Contracting Officer may direct or authorize. The net
2155	proceeds of disposal will be credited to the contract price or will be paid in such other manner
2156	as the Contracting Officer may direct.
2157
2158	h. Restoration of Aviation Supplier’s Premises and Abandonment. Unless otherwise provided in
2159	this contract, the Postal Service:
2160	1. May abandon any Postal Service property in place, whereupon all obligations of the
2161	Postal Service regarding it will cease; and
2162

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2163	2. Has no obligation with regard to restoration or rehabilitation of the aviation supplier’s
2164	premises, either in case of abandonment, disposition on completion of need or of the
2165	contract, or otherwise, except for restoration or rehabilitation costs properly included
2166	in an equitable adjustment under paragraph b or e above.
2167
2168	i. Title.
2169	1. Title to all Postal Service-furnished property remains in the Postal Service. To define
2170	the obligations of the parties under this clause, title to each item of facilities, special
2171	test equipment, or special tooling (other than that subject to a special-tooling clause)
2172	acquired by the aviation supplier on behalf of the Postal Service under this contract
2173	will pass to and vest in the Postal Service when its use in the performance of this
2174	contract begins, or upon payment for it by the Postal Service, whichever is earlier,
2175	whether or not title was previously vested.
2176
2177	2. Title to all material purchased by the aviation supplier for whose cost the aviation
2178	supplier is entitled to be reimbursed as a direct item of cost under this contract will
2179	pass to and vest in the Postal Service upon delivery of the material to the aviation
2180	supplier by the vendor.
2181
2182	3. Title to other material whose cost is reimbursable to the aviation supplier under this
2183	contract will pass to and vest in the Postal Service upon:
2184	a) Its issuance for use in the performance of this contract; or
2185	b) Reimbursement of its cost by the Postal Service, whichever occurs first.
2186
2187	4. All Postal Service-furnished property, together with all property acquired by the
2188	aviation supplier, title to which vests in the Postal Service under this subsection i, is
2189	subject to the provisions of this clause and is hereinafter collectively referred to as
2190	“Postal Service property.” Title to Postal Service property is not affected by its
2191	incorporation into or attachment to any property not owned by the Postal Service, nor
2192	does Postal Service property become a fixture or lose its identity as personal property
2193	by being attached to any real property.
2194
2195
2196	Clause 2-22: Value Engineering Incentive (March 2006)
2197	a. General.
2198	The right of each party to improve its own methods for its own benefit, absent a change to the
2199	obligations of the other party which requires an modification to this Contract, and to retain
2200	such savings for itself is not affected by this clause.
2201
2202	The aviation supplier is encouraged to develop and submit Value Engineering Change
2203	Proposals (VECPs) voluntarily. The aviation supplier will share in savings realized from an
2204	accepted VECP as provided in paragraph (h) below. No document submitted by the aviation
2205	supplier shall be considered to be a VECP unless the aviation supplier specifically marks on
2206	the document that it is to be considered a VECP and contains a statement that the aviation
2207	supplier intends the document to be a VECP subject to the provisions of this Clause of the
2208	Contract.
2209
2210	b. Definitions
2211	1. Value Engineering Change Proposal (VECP). A proposal that:
2212	i. Requires a change to the instant contract;
2213	ii. Results in savings to the instant contract; and
2214	iii. Does not involve a change in:
2215	a) Deliverable end items only;
2216	b) Test quantities due solely to results of previous testing under the instant
2217	contract;or
2218	c) Contract type only.
2219

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2220 2221	2. Instant Contract. The contract under which a VECP is submitted. It does not include additional contract quantities.
2222
2223 2224 2225

3.      Additional Contract Quantity. An increase in quantity after acceptance of a VECP due to contract modification, exercise of an option, or additional orders (except orders under indefinite-delivery contracts within the original maximum quantity limitations).

2226
2227 2228 2229 2230

4.      Postal Service Costs. Costs to the Postal Service resulting from developing and implementing a VECP, such as net increases in the cost of testing, operations, maintenance, logistics support, or property furnished. Normal administrative costs of processing the VECP are excluded.

2231
2232 2233 2234

5.      Instant Contract Savings. The estimated cost of performing the instant contract without implementing a VECP minus the sum of: (a) the estimated cost of performance after implementing the VECP, and (b) Postal Service costs.

2235
2236 2237 2238 2239

6.      Additional Contract Savings. The estimated cost of performance or delivering additional quantities without the implementation of a VECP minus the sum of (a) the estimated cost of performance after the VECP is implemented and (b) Postal Service cost.

2240
2241 2242 2243 2244

7.      Aviation Supplier’s Development and Implementation Costs. Aviation supplier’s cost in developing, testing, preparing, and submitting a VECP. Also included are the aviation supplier’s cost to make the contractual changes resulting from the Postal
Service acceptance of the VECP.

2245
2246	c. Content. A VECP must include the following:
2247
2248 2249 2250 2251

1.      A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

2252
2253 2254	2. A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.
2255
2256 2257 2258 2259

3.      A separate, detailed cost estimate for: (a) the affected portions of the existing contract requirement and, (b) the VECP. The cost reduction associated with the VECP must take into account the aviation supplier’s allowable development and implementation costs.

2260
2261 2262	4. A description and estimate of costs the Postal Service may incur in implementing the VECP, such as test and evaluation and operating and support costs.
2263
2264	5. A prediction of any effects the proposed change would have on Postal Service costs.
2265
2266 2267 2268

6.      A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

2269
2270 2271 2272	7. Identification of any previous submissions of the VECP to the Postal Service, including the dates submitted, purchasing offices, contract numbers, and actions taken.
2273
2274	d. Submission. The aviation supplier must submit VECPs to the Contracting Officer.
2275

2276	e. Postal Service Action

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2277
2278 2279 2280 2281 2282

1.      The Contracting Officer will give the aviation supplier written notification of action taken on a VECP within 60 days after receipt. If additional time is needed, the
Contracting Officer will notify the aviation supplier, within the 60-day period, of the expected date of a decision. The Postal Service will process VECPs expeditiously but will not be liable for any delay in acting upon a VECP.

2283
2284 2285	2. If a VECP is not accepted, the Contracting Officer will so notify the aviation supplier, explaining the reasons for rejection.
2286
2287 2288	f. Withdrawal. The aviation supplier may withdraw a VECP, in whole or in part, at any time before its acceptance.
2289
2290	g. Acceptance
2291
2292 2293 2294 2295 2296 2297

1.      Acceptance of a VECP, in whole or in part, will be by execution of a supplemental agreement modifying this contract and citing this clause. If agreement on price (see paragraph h below) is reserved for a later supplemental agreement, and if such agreement cannot be reached, the disagreement is subject to the Claims and
Disputes clause of this contract, or another clause of the contract dealing with disputes.

2298
2299 2300	2. Until a VECP is accepted by contract modification, both parties must perform in accordance with the existing contract.
2301
2302 2303 2304

3.      The Contracting Officer’s decision to accept or reject all or any part of a VECP is final and not subject to the Claims and Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978.

2305
2306 2307 2308 2309 2310 2311

h.      Sharing. If a VECP is accepted, the aviation supplier and the Postal Service shall negotiate their respective shares of the contract savings. The contract savings are calculated by subtracting the estimated cost of performing the contract with the VECP, Postal Service costs, and the allowable development and implementation costs from the estimated cost of performing the contract without the VECP. Profit is excluded when calculating contract savings.

2312
2313	i. Data
2314
2315 2316	1. The aviation supplier may restrict the Postal Service’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:
2317
2318 2319 2320 2321 2322 2323 2324

“These data, furnished under the Value Engineering Incentive clause of contract, may not be disclosed outside the Postal Service or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the
Postal Service’s right to use information contained in these data if it has been obtained or is otherwise available from the aviation supplier or from another source without limitation.”

2325
2326 2327 2328 2329 2330

2.      If a VECP is accepted, the aviation supplier hereby grants the Postal Service unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Postal Service will have the rights specified in the contract modification implementing the VECP and will appropriately mark the data.

2331
2332

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2333 2334	Clause 3-1: Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)
2335 2336 2337 2338 2339 2340 2341 2342

a.      All aviation suppliers, except small businesses, must submit a subcontracting plan that is specific to this contract and that separately addresses subcontracting with small, minority, and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. Lack of an approved plan may make the aviation supplier ineligible for award. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service aviation supplier or subcontractor calling for supplies or services required for performance of the contract or subcontract.

2343
2344	b. The aviation supplier’s subcontracting plan must include the following:
2345 2346 2347 2348 2349

1.      Goals, in terms of percentages of the total amount of this contract that the aviation supplier will endeavor to subcontract to small, minority, and woman-owned businesses. The aviation supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.

2350
2351	2. A statement of the:
2352	i. Total dollars planned to be subcontracted under this contract; and
2353 2354	ii. Total of that amount planned to be subcontracted to small, minority, and woman-owned businesses.
2355
2356 2357 2358	3. A description of the principal types of supplies and services to be subcontracted under this contract, identifying the types planned for subcontracting to small, minority, and woman-owned businesses.
2359
2360	4. A description of the method used to develop the subcontracting goals for this contract.
2361
2362 2363 2364 2365

5.      A description of the method used to identify potential sources for solicitation purposes and a description of efforts the aviation supplier will make to ensure that small, minority, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

2366
2367 2368 2369 2370

6.      A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority, and woman-owned businesses.

2371
2372 2373	7. The name of the individual employed by the aviation supplier who will administer the subcontracting program and a description of the individual’s duties.
2374
2375 2376 2377	8. Assurances that the aviation supplier will require all subcontractors receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the aviation supplier.
2378
2379 2380 2381

9.      A description of the types of records the aviation supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following:

2382 2383	i. Source lists, guides, and other data identifying small, minority, and woman- owned businesses;
2384 2385	ii. Organizations contacted in an attempt to locate sources that are small, minority, and woman-owned businesses;
2386 2387 2388	iii. Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small, minority, or woman-owned businesses were solicited and if not, why not; and

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2389 2390	iv. Records to support subcontract award data, including the name, address, and business size of each subcontractor.
2391
2392 2393 2394

c.      Reports. The aviation supplier must provide reports on subcontracting activity under this contract on a calendar-quarter basis. The report must be one of the types described in Clause
3-2, Participation of Small, Minority, and Woman-owned Businesses.

2395
2396
2397 2398	Clause 3-2: Participation of Small, Minority, and Woman-owned Businesses (March 2006)
2399 2400 2401 2402

a.      The policy of the Postal Service is to encourage the participation of small, minority, and woman-owned business in its purchases of supplies and services to the maximum extent practicable consistent with efficient contract performance. The aviation supplier agrees to follow the same policy in performing this contract.

2403
2404 2405	b. Subject to the agreement of the aviation supplier and the Postal Service, the aviation supplier will report subcontracting activity on one of the following bases:
2406	1. Showing the amount of money paid to subcontractors during the reporting period;
2407 2408	2. Showing subcontracting activity that is allocable to this contract using generally accepted accounting practices; or
2409	3. A combination of the methods listed above.
2410
2411 2412 2413 2414

c.      The aviation supplier will submit a report to the Contracting Officer within 15 calendar days after the end of each calendar-year quarter, describing all subcontract awards to small, minority, or woman-owned businesses. The Contracting Officer may require more frequent reports.

2415
2416
2417	Clause 4-1: General Terms and Conditions (July 2007) (Tailored)
2418	a. Inspection and Acceptance. Not applicable
2419
2420 2421 2422 2423 2424 2425 2426 2427 2428 2429

b.      Assignment. If this contract provides for payments aggregating $10,000 or more, claims for monies due or to become due from the Postal Service under it may be assigned to a bank, trust company, or other financing institution, including any federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any assignment or reassignment must cover all amounts payable and must not be made to more than one party, except that assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in financing this contract. No assignment or reassignment will be recognized as valid and binding upon the Postal Service unless a written notice of the assignment or reassignment, together with a true copy of the instrument of assignment, is filed with:

2430	1. The Contracting Officer;
2431	2. The surety or sureties upon any bond; and
2432 2433	3. The office, if any, designated to make payment, and the Contracting Officer has acknowledged the assignment in writing.
2434 2435 2436

4.      Assignment of this contract or any interest in this contract other than in accordance with the provisions of this clause will be grounds for termination of the contract for default at the option of the Postal Service.

2437
2438	c. Changes
2439 2440	1. The Contracting Officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:
2441 2442	i. Drawings, designs, or specifications when supplies to be furnished are to be specially manufactured for the Postal Service in accordance with them;
2443	ii. Statement of work or description of services;
2444	iii. Method of shipment or packing;

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2445	iv. Places of delivery of supplies or performance of services;
2446	v. Delivery or performance schedule;
2447	vi. Postal Service furnished property or facilities.
2448
2449 2450	2. Changes pursuant to the Ordering Process and the Operating Period Volume Minimum sections in Part 1- Statement of Work are not applicable under this clause.
2451
2452 2453 2454 2455 2456

3.      Any other written or oral order (including direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change will be treated as a change order under this paragraph, provided that the aviation supplier gives the
Contracting Officer written notice stating: (a) the date, circumstances, and source of the order and (b) that the aviation supplier regards the order as a change order.

2457
2458 2459	4. If any such change affects the cost of performance or the delivery schedule, the contract may be modified to effect an equitable adjustment.
2460
2461 2462 2463 2464

5.      The aviation supplier’s claim for equitable adjustment must be asserted within 60 days of receiving a written change order, or on a date otherwise agreed to by the parties in writing. A later claim may be acted upon — but not after final payment under this contract — if the Contracting Officer decides that the facts justify such action.

2465
2466 2467	6. Failure to agree to any adjustment is a dispute under Clause B-9, Claims and Disputes.
2468
2469	d. Reserved
2470
2471	e. Reserved
2472
2473	f. Reserved
2474
2475	g. Invoices
2476 2477 2478 2479 2480 2481

The Postal Service intends to certify payment for services based, in part, upon collected scanned data. For services based upon scanned data, the aviation supplier need not submit an invoice for payment. Rather, payment will be automatically processed, on a weekly basis, based on the scan data. In addition, certain supplemental charges (including, but not limited to, charges related to minimum guaranteed volumes, surface transportation, and non-
achievement of performance standards) may be assessed under the contract.

2482
2483 2484 2485 2486 2487 2488 2489 2490

Any service requiring invoicing must meet the requirements specified herein. The aviation supplier shall submit an original invoice (or electronic invoice if authorized) to the Contracting
Officer’s Representative. All invoices must be submitted within ninety (90) days from completion of the service or the applicable Operating Period to be eligible for payment.
Invoices received after ninety (90) days from completion of the service or Operating Period will be subject to a 10% deduction or a deduction of $10,000, whichever is less, as a liquidated damage. The aviation supplier shall allow at least twenty-eight (28) calendar days before submitting a second invoice to the Postal Service for the same service.

2491
2492 2493	To ensure prompt payment, an original paper invoice (or electronic invoice, if authorized) must contain:
2494 2495	1. Aviation supplier’s name, remit to address (including ZIP+4), contact person and phone number;
2496	2. Unique invoice number and invoice date;
2497	3. Contract number;
2498	4. A description of the supplies or services and the dates delivered or performed;
2499	5. Points (air stops or facility) of shipment tender and delivery; if applicable;
2500 2501	6. Quantity, unit of measure, unit price(s) and extension(s) of the items delivered; if applicable;

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2502	7. Payment terms, including any discounts offered;
2503 2504	8. Name, title, and phone number of the person to be notified in the event of a defective invoice; and
2505 2506	9. Any additional information required by the contract or specified by the Contracting Officer.
2507
2508 2509 2510 2511

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and
Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Further
guidelines may be found in the Payment Processing and Reconciliation Process sections of
Part I – Statement of Work.

2512
2513 2514 2515 2516 2517

h.      Patent Indemnity. The aviation supplier will indemnify the Postal Service and its officers, employees and agents against liability, including costs for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark, or copyright, arising out of the performance of this contract, provided the aviation supplier is reasonably notified of such claims and proceedings.

2518
2519	i. Payment
2520	Payment will only be made for:
2521 2522	1. Items that have been properly scanned and delivered to the correct delivery destination Service Points set forth in this contract, and
2523
2524	2. Other services and charges agreed upon by the parties.
2525
2526 2527 2528

The Postal Service will make payment in accordance with the Prompt Payment Act (31 U.S.C.
3903) and 5 CFR 1315. Payments under this contract may be made by the Postal Service either by electronic funds transfer or other method agreed upon by the parties.

2529
2530 2531 2532 2533 2534

j.       Risk of Loss. The Postal Service shall be liable for all third-party customer claims arising from or in connection with the loss, damage, or delay of any mail transported under this contract, except to the extent of any insurance proceeds received by the aviation supplier as a result of a catastrophic loss of an aircraft or other transport vehicle and attributable to Postal Service mail.

2535
2536 2537 2538 2539 2540 2541 2542 2543

k.      Taxes. The contract price includes all applicable federal, state, and local taxes and duties except the applicable Federal excise tax on the transportation of property via air. The aviation supplier is required to report to the Postal Service on an annual basis (October 1), the portion of the rates listed in Attachment 10: Pricing that are subject to federal excise tax. The Postal
Service shall hold harmless, save, and defend the aviation supplier from any demand or claim of, or on behalf of, the IRS or the United States based on the application of federal excise taxes applicable to the transportation services performed by the aviation supplier under this contract.

2544
2545	l. Termination on Notice.
2546
2547 2548 2549 2550

1.      This contract does not contain a Termination for Convenience clause. In lieu of a
Termination for Convenience, either party may terminate this contract without cause by providing advanced written notice to the non-terminating party and a termination fee as follows:

2551

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Part 3: Contract Clauses

2552

Advanced Notice Provided	Postal Service Termination Fee	Aviation Supplier Termination Fee
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2553
2554
2555
2556 2557	2. The terminating party must pay the termination fee corresponding to the advanced written notice within ninety (90) of the written notice of termination.
2558
2559 2560 2561 2562 2563 2564 2565 2566

3.      If the aviation supplier terminates the contract under this provision, the aviation supplier guarantees to provide the Postal Service a daily average capacity through the effective date of the termination of not less than the daily average capacity offered in the two most recently completed Operating Periods prior to the date of the receipt of the notice of termination, or, if two Operating Periods have not been completed when the notice of termination is received, the daily average capacity offered shall be at least equal to the average daily capacity transported prior to the receipt of the written notice of termination.

2567
2568 2569 2570 2571

4.      Either party’s termination under this provision shall not prejudice the aviation supplier’s right to payment for services rendered, but neither party shall be liable to the other for any other damages, fees, or payment except for the termination fee above.

2572
2573 2574 2575

5.      This clause does not apply to changes in service resulting from the Postal Service changing from six (6) days to less than six (6) days of delivery per week. If such a scenario should occur, refer to the Frequency Adjustment clause of this contract.

2576
2577 2578 2579 2580 2581 2582 2583 2584 2585 2586 2587

m.     Termination for Default. The Postal Service may terminate this contract, or any part hereof, for default if the aviation supplier fails to cure such default within thirty (30) days of being advised in writing of such by the Postal Service, or if the aviation supplier fails to provide the
Postal Service, upon request, with adequate assurances of future performance. In the event of termination for default, the Postal Service will not be liable to the aviation supplier for any amount for supplies or services not provided, and the Postal Service shall have any and all rights and remedies provided by law, including the right to assess reasonable excess re-
procurement costs. The Postal Service may withhold payment otherwise due the aviation supplier for services already performed in order to protect its interest in recouping excess re-
procurement costs, and will promptly determine such costs so as to mitigate damage to the aviation supplier.

2588
2589	n. Title. Not applicable

2590
2591 2592 2593 2594 2595 2596 2597 2598

o.      Warranty. The aviation supplier warrants and represents that the services delivered under this contract shall be in accordance with the requirements and performance standards set forth in the contract. With respect to services for which performance standards are set forth in the contract, the Postal Service’s exclusive remedy (other than termination for default) shall be price adjustments as provided in this contract. With respect to all other services, the Postal
Service’s exclusive remedy (other than termination for default) shall be for the aviation supplier to promptly correct, replace, or otherwise cure such performance at no cost to the
Postal Service.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2599 2600 2601

p.      Limitation of Liability. Except as otherwise provided by an express or implied warranty, the supplier will not be liable to the Postal Service for consequential damages resulting from any defect or deficiencies in accepted items or services.

2602
2603 2604 2605

q.      Other Compliance Requirements. The aviation supplier will comply with all applicable
Federal, State, and local laws, executive orders, rules and regulations applicable to its performance under this contract.

2606
2607 2608	r. Order of Precedence. Any inconsistencies in this solicitation or contract will be resolved by giving precedence in the following order:
2609	1. Contract clauses;
2610	2. Statement of Work;
2611	3. Attachments to the Statement of Work;
2612	4. Solicitation provisions
2613	5. Form 8203;
2614	6. Other documents and attachments associated with the contract.
2615
2616	s. Incorporation by Reference. Not applicable
2617
2618	t. Shipping. Not applicable
2619
2620
2621 2622	Clause 4-2: Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)
2623	a. Incorporation by Reference. Not applicable
2624
2625	b. Examination of Records.
2626 2627 2628

1.      Records. “Records” includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

2629
2630 2631 2632 2633 2634 2635 2636

2.      Examination of Costs. If this is a cost-type contract, the aviation supplier must maintain, and the Postal Service will have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination includes inspection at all reasonable times of the aviation supplier’s plants, or parts of them, engaged in the performance of this contract.

2637
2638 2639 2640 2641 2642

3.      Cost or Pricing Data. If the aviation supplier is required to submit cost or pricing data in connection with any pricing action relating to this contract, the Postal Service, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, will have the right to examine and audit all of the aviation supplier’s records, including computations and projections directly, related to:

2643	a. The proposal for the contract, subcontract, or modification;
2644	b. Pricing of the contract, subcontract, or modification; or
2645	c. Performance of the contract, subcontract or modification.
2646
2647 2648 2649 2650

4.      Reports. If the aviation supplier is required to furnish cost, funding or performance reports, the Contracting Officer or any authorized representative of the Postal Service will have the right to examine and audit the supporting records and materials, for the purposes of evaluating:

2651 2652	a. The effectiveness of the aviation supplier’s policies and procedures to produce data compatible with the objectives of these reports; and
2653	b. The data reported.
2654

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2655 2656 2657 2658 2659

5.      Availability. The aviation supplier must maintain and make available at its office at all reasonable times the records, materials, and other evidence described in (b)(1)-(4) of this clause, for examination, audit, or reproduction, until three years after final payment under this contract or any longer period required by statute or other clauses in this contract. In addition:

2660 2661 2662

a.      If this contract is completely or partially terminated, the aviation supplier must make available the records related to the work terminated until three years after any resulting final termination settlement; and

2663
2664 2665 2666 2667

b.      The aviation supplier must make available records relating to appeals under the claims and disputes clause or to litigation or the settlement of claims arising under or related to this contract. Such records must be made available until such appeals, litigation or claims are finally resolved.

2668
2669
2670	Clause 4-7: Records Ownership (March 2006)
2671 2672 2673 2674	Notwithstanding any state law providing for retention of rights in the records, the aviation supplier agrees that the Postal Service may, at its option, demand and take without additional compensation all records relating to the services provided under this agreement. The aviation supplier must turn over all such records upon request but may retain copies of documents produced by the aviation supplier.
2675
2676
2677	Clause 6-1: Contracting Officer’s Representative (March 2006)
2678 2679 2680 2681	The Contracting Officer will appoint a Contracting Officer’s representative (COR), responsible for the day-to-day administration of the contract, who will serve as the Postal Service’s point of contact with the aviation supplier on all routine matters. A copy of the notice of appointment defining the COR’s authority will be furnished to the aviation supplier upon award of the contract.
2682
2683 2684 2685 2686

a.      The COR may be changed at any time by the Postal Service without prior notice to the aviation supplier, but notification of the change, including the name and address of the successor COR, will be promptly provided to the aviation supplier by the Contracting Officer in writing.

2687
2688	b. The responsibilities and limitations of the COR are as follows:
2689 2690 2691 2692

1.      The COR is responsible for the operational and administrative aspects of the contract and technical liaison with the aviation supplier. The COR is responsible also for the final inspection and acceptance of aviation supplier performance and submitted reports and has other responsibilities as specified by the contract.

2693
2694 2695 2696 2697 2698

2.      The COR is not authorized to make any commitments or otherwise obligate the Postal
Service or authorize any changes affecting the contract price, terms, or conditions.
Any aviation supplier request for changes must be referred to the Contracting Officer directly or through the COR. No such changes may be made without the Contracting
Officer’s express prior authorization.

2699
2700 2701	3. The COR may place orders for the aviation supplier to transport and process mail in accordance with the provisions of the contract at the agreed-upon rate only.
2702
2703
2704	Clause 9-1: Convict Labor (March 2006)
2705 2706 2707	In connection with the work under this contract, the aviation supplier agrees not to employ any person undergoing sentence of imprisonment, except as provided by E.O. 11755, December 28, 1973, as amended and 18 USC 3621 and 3622.
2708
2709

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Contract ACN-13-FX

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2710 2711	Clause 9-2: Contract Work Hours and Safety Standards Act - Overtime Compensation (March 2006)
2712 2713 2714 2715 2716

a.      No aviation supplier or subcontractor contracting for any part of the contract work may require or permit any laborer or mechanic to work more than 40 hours in any workweek on work subject to the provisions of the Contract Work Hours and Safety Standards Act, unless the laborer or mechanic receives compensation at a rate not less than one-and-one-half times the laborer’s or mechanic’s basic rate of pay for all such hours worked in excess of 40 hours.

2717
2718 2719 2720 2721 2722 2723

b.      Violation, Liability for Unpaid Wages, and Liquidated Damages. In the event of any violation of paragraph a above, the aviation supplier and any subcontractor responsible for the violation are liable to any affected employee for unpaid wages. The aviation supplier and subcontractor are also liable to the Postal Service for liquidated damages, which will be computed for each laborer or mechanic at $10 for each day on which the employee was required or permitted to work in violation of paragraph a above.

2724
2725 2726 2727 2728 2729 2730 2731

c.      Withholding for Unpaid Wages and Liquidated Damages. The Contracting Officer may
withhold from the aviation supplier, from any moneys payable to the aviation supplier or subcontractor under this or any other contract with the same aviation supplier, or any other federally assisted contract subject to the Contract Work Hours and Safety Standards Act held by the same aviation supplier, sums as may administratively be determined necessary to satisfy any liabilities of the aviation supplier or subcontractor for unpaid wages and liquidated damages pursuant to paragraph b above.

2732
2733 2734 2735 2736 2737 2738 2739 2740 2741 2742 2743

d.      Records. The aviation supplier or subcontractor must maintain for 3 years from the completion of the contract for each laborer and mechanic (including watchmen and guards)
working on the contract payroll records which contain the name, address, social security number, and classification(s) of each such employee, hourly rates of wages paid, number of daily and weekly hours worked, deductions made, and actual wages paid. The aviation supplier or subcontractor must make these records available for inspection, copying, or transcription by authorized representatives of the Contracting Officer and the Department of
Labor, and must permit such representatives to interview employees during working hours on the job. (The Department of Labor information collection and record keeping requirements in this paragraph d have been approved by the Office of Management and Budget under OMB control numbers 1215-0140 and 1215-0017.)

2744
2745 2746	e. Subcontracts. The aviation supplier must insert paragraphs a through d of this clause in all subcontracts, and must require their inclusion in all subcontracts at any tier.
2747
2748
2749	Clause 9-7: Equal Opportunity (March 2006) (Tailored)
2750	During the performance of this contract, the contractor agrees as follows:
2751 2752 2753 2754 2755 2756 2757 2758 2759

1.      The contractor may not discriminate against employees or applicants for employment because of race, color, religion, sex, or national origin. The contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and
selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the
Contracting Officer setting forth the provisions of this nondiscrimination clause.

2760
2761 2762 2763

2.      The contractor, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

2764
2765 2766	3. The contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice, provided by the

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2767 2768 2769 2770

agency Contracting Officer, advising the labor union or workers’ representative of the contractor’s commitments under section 202 of Executive Order 11246 of September 24,
1965, and must post copies of the notice in conspicuous places available to employees and applicants for employment.

2771
2772 2773 2774	4. The contractor will comply with all provisions of Executive Order (EO) 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.
2775
2776 2777 2778 2779 2780

5.      The contractor will furnish all information and reports required by Executive Order, 11246 of
September 24, 1964, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

2781
2782 2783 2784 2785 2786 2787 2788

6.      In the event of the contractor’s non-compliance with the non-discrimination clauses of this contract or with any of such rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order
11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

2789
2790 2791 2792 2793 2794 2795 2796 2797 2798 2799

7.      The contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order under this contract unless exempted by rules, regulations, or orders of the
Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24,
1965, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions including sanctions for noncompliance, provided, however, that in the event the contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interest of the United States.

2800
2801
2802 2803	Clause 9-9: Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)
2804 2805 2806	The aviation supplier may not enter into a first-tier subcontract for an estimated or actual amount of $1 million or more without obtaining in writing from the Contracting Officer a clearance that the proposed subcontractor is in compliance with equal opportunity requirements and therefore eligible for award.
2807
2808
2809	Clause 9-10: Service Contract Act (March 2006)
2810 2811 2812

a.      This contract is subject to the Service Contract Act of 1965, as amended (41 U.S.C. 351 et seq.), and to the following provisions and all other applicable provisions of the Act and regulations of the Secretary of Labor issued under the Act (29 CFR Part 4).

2813
2814	b.
2815 2816 2817 2818 2819

1)      Each service employee employed in the performance of this contract by the aviation supplier or any subcontractor must be: a) paid not less than the minimum monetary wages and b) furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor or an authorized representative, as specified in any wage determination attached to this contract.

2820

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2821
2822	2)
2823 2824 2825 2826 2827 2828 2829 2830 2831 2832 2833 2834

a)      If a wage determination is attached to this contract, the Contracting Officer must require that any class of service employees not listed in it and to be employed under the contract (that is, the work to be performed is not performed by any classification listed in the wage determination) be classified by the aviation supplier so as to provide a reasonable relationship
(that is, appropriate level of skill comparison) between the unlisted classifications and the classifications in the wage determination. The conformed class of employees must be paid the monetary wages and furnished the fringe benefits determined under this clause. (The information collection requirements contained in this paragraph b have been approved by the Office of Management and Budget under OMB control number 1215-
0150.)

2835
2836 2837 2838 2839 2840 2841 2842 2843 2844 2845 2846 2847 2848 2849 2850 2851

b)      The conforming procedure must be initiated by the aviation supplier before the performance of contract work by the unlisted class of employees. A written report of the proposed conforming action, including information regarding the agreement or disagreement of the authorized representative of the employees involved or, if there is no authorized representative, the employees themselves, must be submitted by the aviation supplier to the
Contracting Officer no later than 30 days after the unlisted class of employees performs any contract work. The Contracting Officer must review the proposed action and promptly submit a report of it, together with the agency’s recommendation and all pertinent information, including the position of the aviation supplier and the employees, to the Wage and Hour
Division, Employment Standards Administration, U.S. Department of Labor,
for review. Within 30 days of receipt, the Wage and Hour Division will approve, modify, or disapprove the action, render a final determination in the event of disagreement, or notify the Contracting Officer that additional time is necessary.

2852
2853 2854 2855 2856 2857

c)      The final determination of the conformance action by the Wage and Hour
Division will be transmitted to the Contracting Officer, who must promptly notify the aviation supplier of the action taken. The aviation supplier must give each affected employee a written copy of this determination, or it must be posted as a part of the wage determination.

2858
2859	d)
2860 2861 2862 2863 2864 2865 2866 2867 2868 2869 2870 2871 2872 2873

i.       The process of establishing wage and fringe benefit rates bearing a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from determination to determination, depending on the
circumstances. Standard wage and salary administration practices ranking various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon.
Guidance may also be obtained from the way various jobs are rated under federal pay systems (Federal Wage Board Pay System and the
General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of conformable wage rates is the concept that a pay relationship should be maintained between job classifications on the basis of the skill required and the duties performed.

2874

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2875
2876 2877 2878 2879 2880 2881 2882 2883 2884 2885 2886 2887 2888 2889

ii.      If a contract is modified or extended or an option is exercised, or if a contract succeeds a contract under which the classification in question was previously conformed pursuant to this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (that is, adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase change in the wages and fringe benefits specified for all classifications to be used on the contract that are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. If these conforming actions are accomplished before the performance of contract work by the unlisted class of employees, the aviation supplier must advise the Contracting Officer of the action taken, but the other procedures in b.2(c) above need not be followed.

2890
2891 2892 2893

iii.    No employee engaged in performing work on this contract may be paid less than the currently applicable minimum wage specified under section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

2894
2895 2896 2897 2898 2899 2900 2901

e)      The wage rate and fringe benefits finally determined pursuant to b.2 (a) and
(b) above must be paid to all employees performing in the classification from the first day on which contract work is performed by them in the classification. Failure to pay unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and
Hour Division retroactive to the date the class of employees began contract work is a violation of the Service Contract Act and this contract.

2902
2903 2904 2905 2906

f)      Upon discovery of failure to comply with b.2 (a) through (e) above, the
Wage and Hour Division will make a final determination of conformed classification, wage rate, and / or fringe benefits that will be retroactive to the date the class of employees commenced contract work.

2907
2908 2909 2910 2911 2912 2913

3)      If, as authorized pursuant to section 4(d) of the Service Contract Act, the term of this contract is more than one year, the minimum monetary wages and fringe benefits required to be paid or furnished to service employees will be subject to adjustment after one year and not less often than once every two years, pursuant to wage determinations to be issued by the Wage and Hour Division, Employment Standards
Administration of the Department of Labor.

2914
2915 2916 2917 2918 2919

c.      The aviation supplier or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined conformably to it by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential payments in cash in accordance with the applicable rules set forth in Subpart D of 29 CFR Part 4, and not otherwise.

2920
2921	d.
2922 2923 2924 2925 2926 2927 2928

1)      In the absence of a minimum-wage attachment for this contract, neither the aviation supplier nor any subcontractor under this contract may pay any person performing work under the contract (regardless of whether they are service employees) less than the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of 1938.
Nothing in this provision relieves the aviation supplier or any subcontractor of any other obligation under law or contract for the payment of a higher wage to any employee.

2929

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2930
2931	2)
2932 2933 2934 2935 2936 2937 2938 2939 2940 2941 2942 2943 2944

a)      If this contract succeeds a contract subject to the Service Contract Act, under which substantially the same services were furnished in the same locality, and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of a minimum wage attachment for this contract setting forth collectively bargained wage rates and fringe benefits, neither the aviation supplier nor any subcontractor under this contract may pay any service employee performing any of the contract work (regardless of whether or not the employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in the agreement, to which the employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under the agreement.

2945
2946 2947 2948 2949 2950 2951 2952 2953 2954

b)      No aviation supplier or subcontractor under this contract may be relieved of the foregoing obligation unless the limitations of section 4.1(b) of 29 CFR
Part 4 apply or unless the Secretary of Labor or an authorized representative finds, after a hearing as provided in section 4.10 of 29 CFR
Part 4, that the wages and/or fringe benefits provided for in the agreement vary substantially from those prevailing for services of a similar character in the locality, or determines, as provided in section 4.11 of 29 CFR Part 4, that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations.

2955
2956 2957 2958 2959 2960 2961 2962 2963 2964 2965 2966 2967 2968 2969 2970

c)      If it is found in accordance with the review procedures in 29 CFR 4.10 and/or 4.11 and Parts 6 and 8 that wages and/or fringe benefits in a predecessor aviation supplier’s collective bargaining agreement vary substantially from those prevailing for services of a similar character in the locality, and/or that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits.
This determination will be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law
Judge, or the Board of Service Contract Appeals, as the case may be, irrespective of whether its issuance occurs before or after award (53 Comp.
Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, it will be effective as of the date of the final administrative decision.

2971
2972 2973 2974 2975 2976 2977 2978

e.      The aviation supplier and any subcontractor under this contract must notify each service employee starting work on the contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to the contract, or must post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH
1313) must be posted in a prominent and accessible place at the worksite. Failure to comply with this requirement is a violation of section 2(a) (4) of the Act and of this contract.
(Approved by the Office of Management and Budget under OMB control number 1215-0150.)

2979
2980 2981 2982 2983 2984 2985

f.       The aviation supplier or subcontractor may not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the aviation supplier or subcontractor that are unsanitary or hazardous or dangerous to the health or safety of service employees engaged to furnish these services, and the aviation supplier or subcontractor must comply with the safety and health standards applied under 29 CFR Part 1925.

2986

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2987	g.
2988 2989 2990 2991 2992 2993 2994

1)      The aviation supplier and each subcontractor performing work subject to the Act must maintain for 3 years from the completion of the work records containing the information specified in (a) through (f) following for each employee subject to the
Service Contract Act and must make them available for inspection and transcription by authorized representatives of the Wage and Hour Division, Employment Standards
Administration of the U.S. Department of Labor (approved by the Office of
Management and Budget under OMB control numbers 1215-0017 and 1215-0150):

2995	a) Name, address, and social security number of each employee.
2996
2997 2998 2999

b)      The correct work classification, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of fringe benefit payments in lieu thereof, and total daily and weekly compensation of each employee.

3000
3001	c) The number of daily and weekly hours so worked by each employee.
3002
3003 3004	d) Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee.
3005
3006 3007 3008 3009 3010 3011

e)      A list of monetary wages and fringe benefits for those classes of service employees not included in the wage determination attached to this contract but for whom wage rates or fringe benefits have been determined by the interested parties or by the Administrator or authorized representative pursuant to paragraph b above. A copy of the report required by b.2 (b)
above is such a list.

3012
3013 3014	f) Any list of the predecessor aviation supplier’s employees furnished to the aviation supplier pursuant to section 4.6(1) (2) of 29 CFR Part 4.
3015
3016 3017	2) The aviation supplier must also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division.
3018
3019 3020 3021 3022 3023 3024

3)      Failure to make and maintain or to make available the records specified in this paragraph g for inspection and transcription is a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification of the aviation supplier, must take action to suspend any further payment or advance of funds until the violation ceases.

3025
3026 3027 3028	4) The aviation supplier must permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the worksite during normal working hours.
3029
3030 3031 3032 3033 3034 3035

h.      The aviation supplier must unconditionally pay to each employee subject to the Service
Contract Act all wages due free and clear and without subsequent deduction (except as otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account.
Payments must be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under the Act may not be of any duration longer than semimonthly.

3036
3037 3038 3039 3040 3041 3042 3043

i.       The Contracting Officer must withhold or cause to be withheld from the Postal Service aviation supplier under this or any other contract with the aviation supplier such sums as an appropriate official of the Department of Labor requests or the Contracting Officer decides may be necessary to pay underpaid employees employed by the aviation supplier or subcontractor. In the event of failure to pay employees subject to the Act wages or fringe benefits due under the Act, the Postal Service may, after authorization or by direction of the
Department of Labor and written notification to the aviation supplier, suspend any further

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3044 3045 3046 3047

payment or advance of funds until the violations cease. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In this event, the Postal Service may enter into other contracts or arrangements for completion of the work, charging the aviation supplier in default with any additional cost.

3048
3049 3050 3051

j.       The aviation supplier agrees to insert this clause in all subcontracts subject to the Act. The term “aviation supplier,” as used in this clause in any subcontract, is deemed to refer to the subcontractor, except in the term “aviation supplier.”

3052
3053 3054 3055 3056 3057 3058

k.      Service employee means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as those terms are defined in Part 541 of Title 29, Code of Federal Regulations, as of July 30,
1976, and any subsequent revision of those regulations. The term includes all such persons regardless of any contractual relationship that may be alleged to exist between an aviation supplier or subcontractor and them.

3059
3060	l.
3061 3062 3063 3064 3065 3066 3067 3068 3069 3070 3071 3072 3073

1)      If wages to be paid or fringe benefits to be furnished service employees employed by the aviation supplier or a subcontractor under the contract are provided for in a collective bargaining agreement that is or will be effective during any period in which the contract is being performed, the aviation supplier must report this fact to the
Contracting Officer, together with full information as to the application and accrual of these wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and furnish a copy of the agreement.
The report must be made upon starting performance of the contract, in the case of collective bargaining agreements effective at the time. In the case of agreements or provisions or amendments thereof effective at a later time during the period of contract performance, they must be reported promptly after their negotiation.
(Approved by the Office of Management and Budget under OMB control number
1215-0150.)

3074
3075 3076 3077 3078 3079 3080 3081 3082 3083 3084 3085 3086 3087

2)      Not less than 10 days before completion of any contract being performed at a Postal facility where service employees may be retained in the performance of a succeeding contract and subject to a wage determination containing vacation or other benefit provisions based upon length of service with a aviation supplier (predecessor) or successor (section 4.173 of Regulations, 29 CFR Part 4), the incumbent aviation supplier must furnish to the Contracting Officer a certified list of the names of all service employees on the aviation supplier’s or subcontractor’s payroll during the last month of contract performance. The list must also contain anniversary dates of employment on the contract, either with the current or predecessor aviation suppliers of each such service employee. The Contracting Officer must turn over this list to the successor aviation supplier at the commencement of the succeeding contract.
(Approved by the Office of Management and Budget under OMB control number
1215-0150.)

3088
3089 3090	m. Rulings and interpretations of the Service Contract Act of 1965, as amended, are contained in Regulations, 29 CFR Part 4.
3091
3092	n.
3093 3094 3095 3096

1)      By entering into this contract, the aviation supplier and its officials certify that neither they nor any person or firm with a substantial interest in the aviation supplier’s firm are ineligible to be awarded government contracts by virtue of the sanctions imposed pursuant to section 5 of the Act.

3097
3098 3099	2) No part of this contract may be subcontracted to any person or firm ineligible for award of a government contract pursuant to section 5 of the Act.
3100

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3101	3) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18
3102	U.S.C. 1001.

3103
3104	o. Notwithstanding any of the other provisions of this clause, the following employees may be
3105	employed in accordance with the following variations, tolerances, and exemptions, which the
3106	Secretary of Labor, pursuant to section 4(b) of the Act before its amendment by Public Law
3107	92-473, found to be necessary and proper in the public interest or to avoid serious impairment
3108	of the conduct of government business:
3109
3110	1) Apprentices, student-learners, and workers whose earning capacity is impaired by
3111	age, or physical or mental deficiency or injury may be employed at wages lower than
3112	the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Service
3113	Contract Act without diminishing any fringe benefits or cash payments in lieu thereof
3114	required under section 2(a)(2) of the Act, in accordance with the conditions and
3115	procedures prescribed for the employment of apprentices, student-learners,
3116	handicapped persons, and handicapped clients of sheltered workshops under section
3117	14 of the Fair Labor Standards Act of 1938, in the regulations issued by the
3118	Administrator (29 CFR Parts 520, 521, 524, and 525).
3119
3120	2) The Administrator will issue certificates under the Service Contract Act for the
3121	employment of apprentices, student-learners, handicapped persons, or handicapped
3122	clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or
3123	subject to different minimum rates of pay under the two Acts, authorizing appropriate
3124	rates of minimum wages (but without changing requirements concerning fringe
3125	benefits or supplementary cash payments in lieu thereof), applying procedures
3126	prescribed by the applicable regulations issued under the Fair Labor Standards Act of
3127	1938 (29 CFR Parts 520, 521, 524, and 525).
3128
3129	3) The Administrator will also withdraw, annul, or cancel such certificates in accordance
3130	with the regulations in Parts 525 and 528 of Title 29 of the Code of Federal
3131	Regulations.
3132
3133	p. Apprentices will be permitted to work at less than the predetermined rate for the work they
3134	perform when they are employed and individually registered in a bona fide apprenticeship
3135	program registered with a State Apprenticeship Agency recognized by the U.S. Department of
3136	Labor, or if no such recognized agency exists in a state, under a program registered with the
3137	Bureau of Apprenticeship and Training, Employment and Training Administration, U.S.
3138	Department of Labor. Any employee not registered as an apprentice in an approved program
3139	must be paid the wage rate and fringe benefits contained in the applicable wage determination
3140	for the journeyman classification of work actually performed. The wage rates paid apprentices
3141	may not be less than the wage rate for their level of progress set forth in the registered
3142	program, expressed as the appropriate percentage of the journeyman’s rate contained in the
3143	applicable wage determination. The allowable ratio of apprentices to journeymen employed
3144	on the contract work in any craft classification may not be greater than the ratio permitted to
3145	the aviation supplier for its entire workforce under the registered program.
3146
3147	q. An employee engaged in an occupation in which he or she customarily and regularly receives
3148	more than $30 a month tips may have the amount of tips credited by the employer against the
3149	minimum wage required by section 2(a) (1) or section 2(b) (1) of the Act in accordance with
3150	section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the
3151	amount of this credit may not exceed $1.24 per hour beginning January 1, 1980, and $1.34
3152	per hour after December 31, 1980. To utilize this proviso:
3153	1) The employer must inform tipped employees about this tip credit allowance before the
3154	credit is utilized;
3155

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3156	2) The employees must be allowed to retain all tips (individually or through a pooling
3157	arrangement and regardless of whether the employer elects to take a credit for tips
3158	received);
3159
3160	3) The employer must be able to show by records that the employee receives at least
3161	the applicable Service Contract Act minimum wage through the combination of direct
3162	wages and tip credit (approved by the Office of Management and Budget under OMB
3163	control number 1214-0017); and
3164
3165	4) The use of tip credit must have been permitted under any predecessor collective
3166	bargaining agreement applicable by virtue of section 4(c) of the Act.
3167
3168	r. Disputes arising out of the labor standards provisions of this contract are not subject to the
3169	Claims and Disputes clause but must be resolved in accordance with the procedures of the
3170	Department of Labor set forth in 29 CFR Parts 4, 6, and 8. Disputes within the meaning of this
3171	clause include disputes between the aviation supplier (or any of its subcontractors) and the
3172	Postal Service, the U.S. Department of Labor, or the employees or their representatives.
3173
3174
3175	Clause 9-12: Fair Labor Standards Act and Service Contract Act - Price
3176	Adjustment (February 2010)
3177	a. The aviation supplier warrants that the contract prices do not include allowance for any
3178	contingency to cover increased costs for which adjustment is provided under this clause.
3179
3180	b. The minimum prevailing wage determination, including fringe benefits, issued under the
3181	Service Contract Act of 1965 by the Department of Labor (DOL), current at least every two
3182	years after the original award date, current at the beginning of any option or renewal period, or
3183	in the case of a significant change in labor requirements, applies to this contract and any
3184	exercise of an option or renewal of this contract. When no such determination has been made
3185	as applied to this contract, the minimum wage established in accordance with the Fair Labor
3186	Standards Act applies to any exercise of an option or renewal of this contract.
3187
3188	c. When, as a result of the determination of minimum prevailing wages and fringe benefits
3189	applicable (1) every two years after original award date, (2) at the beginning of any option or
3190	renewal period, or (3) in the case of a significant change in labor requirements, an increased
3191	or decreased wage determination is applied to this contract, or when as a result of any
3192	amendment to the Fair Labor Standards Act enacted after award that affects minimum wage,
3193	and whenever such a determination becomes applicable to this contract under law, the
3194	aviation supplier increases or decreases wages or fringe benefits of employees working on the
3195	contract to comply, the aviation supplier and the Contracting Officer will negotiate whether and
3196	to what extent either party will absorb the costs of the wage change. Any resulting change in
3197	contract price is limited to increases or decreases in wages or fringe benefits, and the
3198	concomitant increases or decreases in Social Security, unemployment taxes, and workers’
3199	compensation insurance, but may not otherwise include any amount for general and
3200	administrative costs, overhead, or profit.
3201
3202	d. The aviation supplier or Contracting Officer may request a contract price adjustment within 30
3203	days of the effective date of a wage change. If a request for contract price adjustment has
3204	been made, and the parties have not reached an agreement within thirty days of that request,
3205	the Contracting Officer should issue a unilateral change order in the amount considered to be
3206	a fair and equitable adjustment. The aviation supplier may then either accept the amount, or
3207	the aviation supplier may file a claim under Clause B-9: Claims and Disputes unless the
3208	Contracting Officer and aviation supplier extend this period in writing. Upon agreement of the
3209	parties, the contract price or unit price labor rates will be modified in writing. Pending
3210	agreement on or determination of any such adjustment and its effective date, the aviation
3211	supplier must continue performance.
3212

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3213	e. The Contracting Officer or the Contracting Officer’s authorized representative must, for 3
3214	years after final payment under the contract, be given access to and the right to examine any
3215	directly pertinent books, papers, and records of the aviation supplier.

3216
3217
3218	Clause 9-13: Affirmative Action for Workers with Disabilities (March 2006)
3219	(Tailored)
3220	a. The contractor will not discriminate against any employee or applicant for employment
3221	because of physical or mental disability in regard to any position for which the employee or
3222	applicant for employment is qualified. The contractor agrees to take affirmative action to
3223	employ, advance in employment, and otherwise treat qualified individuals with disabilities
3224	without discrimination based on their physical or mental disability in all employment practices,
3225	including the following:
3226	1. Recruitment, advertising, and job application procedures;
3227
3228	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination,
3229	right of return from layoff and rehiring
3230
3231	3. Rates of pay or any other form of compensation and changes in compensation
3232
3233	4. Job assignments, job classifications, organizational structures, position descriptions,
3234	lines of progression, and seniority lists
3235
3236	5. Leaves of absence, sick leave, or any other leave
3237	6. Fringe benefits available by virtue of employment, whether or not administered by the
3238	contractor
3239
3240	7. Selection and financial support for training, including apprenticeship, professional
3241	meetings, conferences, and other related activities, and selection for leaves of
3242	absence to pursue training
3243
3244	8. Activities sponsored by the contractor including social or recreational programs; and
3245
3246	9. Any other term, condition, or privilege of employment.
3247
3248	b. The contractor agrees to comply with the rules, regulations, and relevant orders of the
3249	Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.
3250
3251	c. In the event of the contractor’s noncompliance with the requirements, actions for
3252	noncompliance may be taken in accordance with the rules, regulations, and relevant orders of
3253	the Secretary of Labor issued pursuant to the act.
3254
3255	d. The contractor agrees to post in conspicuous places, available to employees and applicants
3256	for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
3257	Federal Contract Compliance Programs, provided by or through the Contracting Officer. Such
3258	notices shall state the rights of applicants and employees as well as the contractor’s obligation
3259	under the law to take affirmative action to employ and advance in employment qualified
3260	employees and applicants with disabilities. The contractor must ensure that applicants and
3261	employees with disabilities are informed of the contents of the notice (e.g., the contractor may
3262	have the notice read to a visually disabled individual, or may lower the posted notice so that it
3263	might be read by a person in a wheelchair).
3264
3265	e. The contractor will notify each labor organization or representative of workers with which it has
3266	a collective bargaining agreement or other understanding that the contractor is bound by the
3267	terms of section 503 of the Rehabilitation Act of 1973, as amended, and is committed to take
3268	affirmative action to employ and advance in employment individuals with physical or mental
3269	disabilities.

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3270
3271	f. The contractor must include the provisions of this clause in every subcontract or purchase
3272	order in excess of $10,000, unless exempted by the rules, regulations, or orders of the
3273	Secretary issued pursuant to section 503 of the Act, as amended, so that such provisions will
3274	be binding upon each subcontractor or vendor. The contractor will take such action with
3275	respect to any subcontract or purchase order as the Deputy Assistant Secretary for Federal
3276	Contract Compliance Programs may direct to enforce such provisions, including action for
3277	noncompliance.
3278
3279
3280	Clause 9-14: Equal Opportunity for Disabled Veterans, Recently Separated
3281	Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans
3282	(February 2010) (Tailored)
3283	a. The contractor will not discriminate against any employee or applicant for employment
3284	because he or she is a disabled veteran, recently separated veteran, other protected veteran,
3285	or Armed Forces service medal veteran in regard to any position for which the employee or
3286	applicant for employment is qualified. The contractor agrees to take affirmative action to
3287	employ, advance in employment and otherwise treat qualified individuals without
3288	discrimination based on their status as a disabled veteran, recently separated veteran, other
3289	protected veteran, or Armed Forces service medal veteran in all employment practices,
3290	including the following:
3291
3292	1. Recruitment, advertising, and job application procedures;
3293
3294	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination,
3295	right of return from layoff and rehiring;
3296
3297	3. Rates of pay or any other form of compensation and changes in compensation;
3298
3299	4. Job assignments, job classifications, organizational structures, position descriptions,
3300	lines of progression, and seniority lists;
3301
3302	5. Leaves of absence, sick leave, or any other leave;
3303
3304	6. Fringe benefits available by virtue of employment, whether or not administered by the
3305	contractor;
3306
3307	7. Selection and financial support for training, including apprenticeship, and on-the-job
3308	training under 38 U.S.C. 3687, professional meetings, conferences, and other related
3309	activities, and selection for leaves of absence to pursue training;
3310
3311	8. Activities sponsored by the contractor including social or recreational programs; and
3312
3313	9. Any other term, condition, or privilege of employment.
3314
3315	b. The contractor agrees to immediately list all employment openings which exist at the time of
3316	the execution of this contract and those which occur during the performance of this contract,
3317	including those not generated by this contract and including those occurring at an
3318	establishment of the contractor other than the one where the contract is being performed, but
3319	excluding those of independently operated corporate affiliates, with the appropriate
3320	employment service delivery system where the opening occurs. Listing employment openings
3321	with the state workforce agency job bank or with the local employment service delivery system
3322	where the opening occurs will satisfy the requirement to list jobs with the appropriate
3323	employment service delivery system.
3324

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Contract ACN-13-FX

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3325
3326	c. Listing of employment openings with the appropriate employment service delivery system
3327	pursuant to this clause shall be made at least concurrently with the use of any other
3328	recruitment source or effort and shall involve the normal obligations which attach to the
3329	placing of a bona fide job order, including the acceptance of referrals of veterans and
3330	nonveterans. The listing of employment openings does not require the hiring of any particular
3331	job applicants or from any particular group of job applicants, and nothing herein is intended to
3332	relieve the contractor from any requirements in Executive orders or regulations regarding
3333	nondiscrimination in employment.
3334
3335	d. Whenever a contractor, other than a state or local governmental contractor, becomes
3336	contractually bound to the listing provisions in paragraphs 2 and 3 of this clause, it shall advise
3337	the state workforce agency in each state where it has establishments of the name and location
3338	of each hiring location in the state. As long as the contractor is contractually bound to these
3339	provisions and has so advised the state agency, there is no need to advise the state agency of
3340	subsequent contracts. The contractor may advise the state agency when it is no longer bound
3341	by this contract clause.
3342
3343	e. The provisions of paragraphs 2 and 3 of this clause do not apply to the listing of employment
3344	openings which occur and are filled outside of the 50 states, the District of Columbia, the
3345	Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, the
3346	Commonwealth of the Northern Mariana Islands, Wake Island, and the Trust Territories of the
3347	Pacific Islands.
3348
3349	f. As used in this clause:
3350
3351	1. All employment openings includes all positions except executive and senior
3352	management, those positions that will be filled from within the contractor’s
3353	organization, and positions lasting three days or less. This term includes full-time
3354	employment, temporary employment of more than three days’ duration, and part-time
3355	employment.
3356
3357	2. Executive and senior management means: (1) Any employee (a) compensated on a
3358	salary basis at a rate of not less than $455 per week (or $380 per week, if employed
3359	in American Samoa by employers other than the Federal Government), exclusive of
3360	board, lodging or other facilities; (b) whose primary duty is management of the
3361	enterprise in which the employee is employed or of a customarily recognized
3362	department or subdivision thereof; (c) who customarily and regularly directs the work
3363	of two or more other employees; and (d) who has the authority to hire or fire other
3364	employees or whose suggestions and recommendations as to the hiring, firing,
3365	advancement, promotion or any other change of status of other employees are given
3366	particular weight; or (2) any employee who owns at least a bona fide 20-percent
3367	equity interest in the enterprise in which the employee is employed, regardless of
3368	whether the business is a corporate or other type of organization, and who is actively
3369	engaged in its management.
3370
3371	3. Positions that will be filled from within the contractor’s organization means
3372	employment openings for which no consideration will be given to persons outside the
3373	contractor’s organization (including any affiliates, subsidiaries, and parent companies)
3374	and includes any openings which the contractor proposes to fill from regularly
3375	established “recall” lists. The exception does not apply to a particular opening once
3376	an employer decides to consider applicants outside of his or her own organization.
3377
3378	g. The contractor agrees to comply with the rules, regulations, and relevant orders of the
3379	Secretary of Labor issued pursuant to the Act.
3380

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Contract ACN-13-FX

Part 3: Contract Clauses

3381	h. In the event of the contractor’s noncompliance with the requirements of this clause, actions for
3382	noncompliance may be taken in accordance with the rules, regulations, and relevant orders of
3383	the Secretary of Labor issued pursuant to the Act.
3384
3385	i. The contractor agrees to post in conspicuous places, available to employees and applicants
3386	for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
3387	Federal Contract Compliance, provided by or through the Contracting Officer. Such notices
3388	shall state the rights of applicants and employees as well as the contractor’s obligation under
3389	the law to take affirmative action to employ and advance in employment qualified employees
3390	and applicants who are disabled veterans, recently separated veterans, other protected
3391	veterans, or Armed Forces service medal veterans. The contractor must ensure that
3392	applicants or employees who are disabled veterans are informed of the contents of the notice
3393	(e.g., the contractor may have the notice read to a visually disabled individual, or may lower
3394	the posted notice so that it might be read by a person in a wheelchair).
3395
3396	j. The contractor will notify each labor organization or representative of workers with which it has
3397	a collective bargaining agreement or other contract understanding, that the contractor is
3398	bound by the terms of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
3399	amended, and is committed to take affirmative action to employ and advance in employment
3400	qualified disabled veterans, recently separated veterans, other protected veterans, and Armed
3401	Forces service medal veterans.
3402
3403	k. The contractor will include the provisions of this clause in every subcontract or purchase order
3404	of $100,000 or more, unless exempted by the rules, regulations, or orders of the Secretary
3405	issued pursuant to the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
3406	amended, so that such provisions will be binding upon each subcontractor or vendor. The
3407	contractor will take such action with respect to any subcontract or purchase order as the
3408	Deputy Assistant Secretary for Federal Contract Compliance may direct to enforce such
3409	provisions, including action for noncompliance.
3410
3411
3412	Contract Term
3413	The contract base period of performance will be October 1, 2013, through September 30, 2020, with
3414	two, five year renewal periods to be exercised by mutual agreement of the parties. The Night Network
3415	will begin operation on September 30, 2013; the Day Network will begin operation on October 1, 2013.
3416
3417
3418	Renewal Process
3419	[*]
3420
3421
3422
3423
3424	Amendments or Modifications
3425	In order to be binding upon the Postal Service or the aviation supplier, any amendment or modification
3426	of this Contract must be in writing signed by the Contracting Officer on behalf of the Postal Service
3427	and an officer of the aviation supplier authorized to bind the company.
3428
3429
3430	Assignment
3431	Neither Party shall, directly or indirectly (whether by succession, merger, or otherwise) assign,
3432	delegate, novate, or otherwise transfer this Contract or any of its rights or obligations hereunder,
3433	without the prior written approval of the other. However, the aviation supplier may assign this contract
3434	to any of its internal business affiliates upon written notice to the Postal Service.
3435
3436

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 3: Contract Clauses

3437	Bankruptcy
3438	In the event the aviation supplier enters into proceedings relating to bankruptcy, whether voluntary or
3439	involuntary, the aviation supplier will furnish, by certified mail, written notification of the bankruptcy to
3440	the Contracting Officer responsible for administering the contract. The notification must be furnished
3441	within five days of the initiation of the bankruptcy proceedings. The notification must include the date
3442	on which the bankruptcy petition was filed, the court in which the petition was filed, and a list of Postal
3443	Service contracts and Contracting Officers for all Postal Service contracts for which final payment has
3444	not yet been made. This obligation remains in effect until final payment under this contract.
3445
3446
3447	Confidentiality
3448	a. During the term of this contract and until the earlier of five (5) years after such termination or
3449	until such time as the information is no longer confidential as described below, each party
3450	shall treat as confidential and appropriately safeguard and shall not use for the benefit of any
3451	person or corporation other than the other party:
3452
3453	1. Written information identified in writing as confidential or oral information promptly
3454	confirmed in writing as being confidential;
3455
3456	2. Written information or oral information disclosed by the parties during the negotiation
3457	of this contract and written information or oral information promptly confirmed in
3458	writing as confidential pertaining to a party’s pricing, business or assets which is
3459	received at any time from a party that is identified in writing; or
3460
3461	3. Any information or knowledge concerning the methods of operation, promotion, sale,
3462	or distribution used by a party which may be communicated to the other party or which
3463	a party may otherwise acquire by virtue of its performance of this Agreement.
3464
3465	b. Notwithstanding the provisions of subparagraphs 1 through 3, above, neither party shall be
3466	required to obtain prior written approval before providing information regarding this contract:
3467
3468	1. To Members of Congress serving on a committee or subcommittee with oversight
3469	responsibility of the Postal Service;
3470
3471	2. In response to legal process or otherwise required by law;
3472
3473	3. In response to a request from the Department of Justice Antitrust Division attorneys or
3474	economists in pursuit of a non-public investigation; or
3475
3476	4. In response to requests submitted to the Postal Service under the Freedom of
3477	Information Act. In this regard, the Postal Service shall follow the procedures
3478	promulgated at 39 CFR Section 265.8.
3479
3480	c. Information shall not be considered confidential if it is:
3481	1. Generally known to the trade or public;
3482	2. Rightfully possessed by a party prior to the effective date of this contract;
3483	3. Received by a party from a third party which rightfully possesses it;
3484	4. Independently developed by the other party; or
3485	5. Releasable pursuant to Postal Service regulations addressing how information is
3486	maintained by the Postal Service.
3487
3488
3489	Entire Agreement
3490	This Contract, together with all Attachments, constitutes the entire agreement and understanding
3491	between the Parties in connection with the subject matter described, and supersedes and cancels all
3492	previous negotiations, commitments, and writings related to the subject matter.

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Contract ACN-13-FX

Part 3: Contract Clauses

3493
3494
3495	Force Majeure
3496	Both the Postal Service and the aviation supplier shall be excused from their obligations for volume
3497	guarantees or service performance, respectively, under this Contract, and neither Party shall be liable
3498	to the other or any other person or entity for loss, damage, delay, mis-delivery or non-delivery of
3499	shipments transported pursuant to this Contract, resulting in whole or in part from any of the following:
3500
3501	a. When there occurs a State or Federal government-declared State of Emergency and / or
3502	instructions by a government agency that has actual or apparent powers or authority
3503	(including, but not limited to, the Federal Aviation Administration (FAA) or the Transportation
3504	Security Administration (TSA)) to order airport closures or limitations on airport activity;
3505
3506	b. When the failure to meet contractual obligations results in whole or in part from public
3507	enemies, terrorist acts, criminal acts of any person or entity, public authorities acting with
3508	actual or apparent authority (including U.S. Postal Inspectors), civil commotion, hazards
3509	incident to a state of war, national disruptions in transportation networks or operations (of any
3510	mode) of the aviation supplier, Postal Service, or any other entity, strikes, natural disasters, or
3511	disruption or failure of third-party communication and information systems; or
3512
3513	c. When there exist any conditions that present a danger to each Party’s personnel.
3514
3515	d. In every case the failure to perform must be beyond the control and without the fault or
3516	negligence of the party claiming that its performance is excused. Each Party is required to
3517	continue and attempt to recommence performance to the greatest extent possible without
3518	delay.
3519
3520	It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force
3521	Majeure event has taken place within twenty-four (24) hours of the event, except when the event
3522	occurs on a Friday, Saturday or Sunday. Declaration of a Force Majeure event that occurs on a Friday,
3523	Saturday, or Sunday must be made by the close of business on the following Monday, except when
3524	the Monday falls on a holiday, then it must be declared by the close of business on the following
3525	Tuesday. The party declaring the Force Majeure event must document the circumstances of the event
3526	in writing to the Contracting Officer’s Representative, who will review the information with the
3527	Manager, Air Transportation Operations, and relevant aviation supplier officials. In the absence of a
3528	formal request for relief under this clause, all appropriate volume guarantees and performance
3529	standards will remain in force. Except for the calculation of the service levels, nothing in this section
3530	shall relieve or excuse the aviation supplier of its service obligations. Subsequent to a Force Majeure
3531	event being declared, the declaring party must provide reasonable, written documentation with
3532	sufficient detail to support the declaration.
3533
3534	If, as a result of the occurrence of one of the foregoing events, the aviation supplier is excused from
3535	performance, and the Postal Service is excused from meeting its minimum volume commitment for the
3536	identified period, the Parties will meet to agree upon the pro-rata adjustments to be made.
3537
3538	On days where mail volume is withdrawn, withheld, or not transported under this provision, the
3539	minimum volume commitment for the identified period will be reduced for that period by the amount of
3540	that volume.
3541
3542
3543	Frequency Adjustment
3544	If, during the term of this contract, the Postal Service decides to reduce, in whole or in part, the
3545	number of delivery days, for any mail type it provides, to fewer than six (6) per week, the Postal
3546	Service reserves the right to effectuate a change in delivery days by adjusting the Statement of Work
3547	of this contract, including, but not limited to, the annual number of operating days or the frequency of
3548	service hereunder. The parties agree that such an adjustment does not constitute a partial termination
3549	of the contract, nor will it give rise to an equitable adjustment.

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Contract ACN-13-FX

Part 3: Contract Clauses

3550
3551	If the number of delivery days is reduced, in whole or in part, to five (5) and the Postal Service decides
3552	to reduce the number of operating days under this contract, in whole or in part, to five (5), the parties
3553	agree to reduce the Contract Volume Minimum calculation. The Contract Volume Minimum calculation
3554	will be reduced by the average daily volume for the previous twelve (12) months excluding the weeks
3555	of Peak associated with the removed day of service without adjustment to the tier structure, the
3556	contract rate, or be subject to any other price-related adjustment. The monies associated with the
3557	volume removed from the calculation will be eliminated.
3558
3559	If the number of delivery days is reduced to fewer than five (5), and the Postal Service decides to
3560	reduce the number of operating days under this contract, in whole or in part, to fewer than five (5), the
3561	parties will negotiate an equitable adjustment if necessary.
3562
3563	No later than 120 days prior to the effective date of such reduction in delivery days, the parties shall
3564	commence discussions as to how to implement the change. Within 90 days of such notice, the
3565	supplier must implement the changes outlined above.
3566
3567
3568	Notices
3569	Any notice, report, demand, acknowledgement or other communication which under the terms of this
3570	Contract or otherwise must be given or made by either Party, unless specifically otherwise provided in
3571	this Contract, shall be in the English language and in writing, and shall be given or made by express
3572	delivery service with proof of delivery, certified air mail (return receipt requested). The parties may
3573	also send a copy of the same communication through electronic mail, facsimile with acknowledgement
3574	of receipt/proof of receipt, or personal delivery. If a party sends a copy of the official correspondence
3575	by electronic mail or facsimile, the correspondence shall not be deemed received until the receiving
3576	party confirms receipt.
3577
3578	Such notice, report, demand, acknowledgement or other communication shall be deemed to have
3579	been given or made in the case of express delivery service with tracking and tracing capability on the
3580	date of signature of the proof of delivery, and in the case of certified mail on the fifth business day in
3581	the place of receipt after the date sent.
3582
3583	The notice address for the Postal Service shall be:
3584	U.S. Postal Service
3585	Air Transportation CMC
3586	Attention: Manager
3587	475 L’Enfant Plaza SW, Room 1P 650
3588	Washington, DC 20260-0650
3589
3590	The notice address for the aviation supplier shall be:
3591	Federal Express Corporation
3592	Attention: Vice President, Postal Transportation Management
3593	3610 Hacks Cross Road
3594	Building A 1st Floor
3595	Memphis, TN 38125-8800
3596
3597
3598	Severability
3599 3600 3601 3602 3603 3604 3605

a.      If any term, provision, covenant or condition of this Contract is held by a court or Board of competent jurisdiction or by a request, direction or indication of an agency or department of a
Governmental Body having subject matter jurisdiction to be invalid or unenforceable, the remainder of the provisions shall continue in full force and effect unless the rights and obligations of the parties have been materially altered or abridged by such invalidation or unenforceability.

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3606 3607 3608 3609 3610 3611

b.      If a material provision of this Contract is materially altered or abridged as the result of a final and binding order of a Governmental Body having subject matter jurisdiction, then the Postal
Service and the aviation supplier will meet to negotiate in good faith to reach a mutually satisfactory modification to this Contract. If the Parties are unable to reach a mutually satisfactory resolution, then either Party may declare the negotiations to be at an impasse and the parties shall resolve the dispute in accordance with the provisions of this contract.

3612
3613 3614	c. Notwithstanding the foregoing, the Parties agree to make their best efforts to oppose any changes requested by a Governmental Body to any material provision of this Contract.
3615
3616
3617	Third Party Governmental Delays
3618	If, during the term of this contract, a governmental entity with subject matter jurisdiction enacts laws,
3619	promulgates regulations, or issues orders mandating that the aviation supplier screen mail dispatched
3620	for transportation by aircraft within the United States for bombs, explosives, or other hazardous
3621	materials, and aviation supplier does not have a method for otherwise complying at no additional cost
3622	to the Postal Service, either party may, at no cost to the other party, suspend performance under the
3623	contract during the period in which such screening is actually required to be accomplished.
3624
3625	Within fourteen (14) days of the enactment of any law, promulgation of any regulation, or issuance of
3626	any order referenced above, the parties shall commence negotiations in an attempt to modify this
3627	contract to address any adverse impacts and / or other concerns asserted by one or both parties that
3628	may arise as a result of additional screening requirements.
3629
3630	If the parties cannot agree upon such a modification within 180 days, or within such longer period as
3631	the parties may mutually agree, the contract and all orders hereunder may be terminated at no cost to
3632	either party.
3633
3634
3635	Waiver of Breach
3636	No waiver of breach of any of the provisions of this Contract shall be construed to be a waiver of any
3637	succeeding breach of the same or any other provision.
3638

Air Cargo Network

Contract ACN-13-FX

Part 4: List of Attachments

Part 4 - List of Attachments and Forms

Attachments:

Attachment 1	Postal Service Operating Periods, dated June 27, 2014

Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013

Attachment 3	Operating Plan, Day Network, dated June 27, 2014

Attachment 4	Operating Plan, Night Network, dated June 27, 2014

Attachment 5	Reserved

Attachment 6	Postal Furnished Property, April 16, 2013

Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012

Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012

Attachment 9	Wage Determination, dated October 31, 2012

Attachment 10	Pricing, dated September 29, 2014[1]

Attachment 11	Perishable Mail and Lives, April 22, 2013

Attachment 12	Reserved

Attachment 13	Service Contract Act Wage Determinations, dated April 17, 2013

Attachment 14	Contract Density, dated June 27, 2014

Attachment 15	Average Weight Process, dated June 27, 2014

Attachment 16	Re-labeling Process, dated June 27, 2014

Attachment 17	Handling Unit Types, dated June 27, 2014

Forms:

DOT Form F 5800.1	Hazardous Materials Incident Report

I-9 Form	Employment Eligibility Verification

PS Form 2025	Contract Personnel Questionnaire

PS Form 8203	Order / Solicitation / Offer / Award

US Treasury Form 941	Quarterly Federal Tax Return

[1]	Included herein

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Contract ACN-13-FX

Attachment 10: Pricing

Exercised Option 1, 2, and 3

Attachment 10

Pricing

January 13, 2015

Attachment 10 – Pricing Day Network (Proposal 2F)	1/13/2015

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Attachment 10 – Pricing Night Network (Proposal 2B)	18-Apr-13

[*]

Attachment 10 – Pricing	6/27/2014

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.